UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent.… In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is 2.5 to 7 years).

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted modest gains and generated mixed results versus equal-duration Treasuries over the twelve months ended December 31, 2015. High-yield corporate bonds and emerging market local currency debt were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iii monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Western Asset Core Plus Bond Fund 2015 Annual Report	1

Fund overview (cont’d)

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Index (the “Index”)iv returned 0.55% for the twelve months ended December 31, 2015. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv declined 4.43%. In contrast, U.S, dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 1.23% over the same period. In contrast, emerging market local currency debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Indexvii, declined 14.92% in 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocations to U.S. Treasuries and asset-backed securities. In contrast, we reduced its exposure in agency mortgage-backed securities (mostly Fannie Mae and Ginnie Mae).

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, Eurobobl futures, Euro Schatz futures, Euro-BTP futures and interest rate swaps to manage the Fund’s duration and yield curveviii exposure. The use of these instruments contributed to performance. PrimeX swaps, which were used to manage the Fund’s exposure to non-agency mortgage-backed securities (“MBS”), were beneficial for results. CMBX swaps were used to manage our exposure to commercial mortgage-backed securities (“CMBS”). They were additive for performance during the reporting period. We used currency forwards as well as futures and options to manage the Fund’s foreign currency exposure. They contributed to performance over the period.

Performance review

For the twelve months ended December 31, 2015, Class I shares of Western Asset Core Plus Bond Fund returned 1.29%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 0.55% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned -0.82% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 208 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset Core Plus Bond Fund 2015 Annual Report

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	0.79%	0.76%
Class C	0.47%	0.22%
Class C1	0.66%	0.63%
Class FI	0.84%	0.99%
Class R	0.58%	0.62%
Class I	0.94%	1.29%
Class IS	1.04%	1.32%
Barclays U.S. Aggregate Index	0.65%	0.55%
Lipper Core Plus Debt Funds Category Average[1]	-0.88%	-0.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2015 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.64%, 2.12%, 2.57%, 3.01%, 2.41%, 3.28% and 3.30%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.12%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.78%, 1.52%, 1.24%, 0.81%, 1.25%, 0.49% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 212 funds for the six-month period and among the 208 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Western Asset Core Plus Bond Fund 2015 Annual Report	3

Fund overview (cont’d)

1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were the Fund’s yield curve and duration positioning. In particular, the Fund benefited from the flattening of the yield curve, as longer-term yields rose less than their shorter-term counterparts. Tactically adjusting the Fund’s duration was also beneficial for performance.

The Fund’s non-U.S. dollar exposure was rewarded. In particular, short positions in the euro and yen were additive for results as they both depreciated versus the U.S. dollar during the year. Security selection of agency MBS, along with overweights to non-agency MBS and CMBS, were additive for results as they all outperformed the Index.

Elsewhere, the Fund’s security selection of investment grade corporate bonds was rewarded. In particular, overweight positions in General Electric, Wells Fargo & Co., Reynolds American, Inc. and Citigroup, Inc. added the most value. A number of the Fund’s individual high-yield corporate bonds were also beneficial for results. Examples of strong high-yield performers were the Fund’s overweights in First Data Corp., HCA, Inc., Univision Communications, Inc. and Hilton Worldwide Finance LLC.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its out-of-benchmark allocation to emerging market debt. The asset class performed poorly given concerns related to moderating growth in China, sharply falling commodity prices, uncertainties regarding future Fed monetary policy and the strengthening U.S. dollar.

The Fund’s high-yield corporate bond exposure was negative for performance overall, as their spreads widened. In particular, the Energy sector and Metals & Mining industry generated weak results. Within the high-yield market, overweights in Murray Energy Corp., Petrobras International Finance Co., Chesapeake Energy Corp. and California Resources Corp. were headwinds for results. Several individual investment grade bond holdings also detracted from performance, including our overweights in MarkWest Energy Partners, Xstrata Finance Canada, Plains Exploration & Production and Devon Financing Co.

4	Western Asset Core Plus Bond Fund 2015 Annual Report

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 62 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Corporate Bonds & Notes (31.6%), U.S. Government & Agency Obligations (18.5%), Collateralized Mortgage Obligations (16.5%), Mortgage-Backed Securities (16.0%) and Asset-Backed Securities (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Core Plus Bond Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.79%	$1,000.00	$1,007.90	0.92%	$4.66	Class A	5.00%	$1,000.00	$1,020.57	0.92%	$4.69
Class C	0.47	1,000.00	1,004.70	1.56	7.88	Class C	5.00	1,000.00	1,017.34	1.56	7.93
Class C1	0.66	1,000.00	1,006.60	1.18	5.97	Class C1	5.00	1,000.00	1,019.26	1.18	6.01
Class FI	0.84	1,000.00	1,008.40	0.84	4.25	Class FI	5.00	1,000.00	1,020.97	0.84	4.28
Class R	0.58	1,000.00	1,005.80	1.18	5.97	Class R	5.00	1,000.00	1,019.26	1.18	6.01
Class I	0.94	1,000.00	1,009.40	0.45	2.28	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	1.04	1,000.00	1,010.40	0.42	2.13	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

8	Western Asset Core Plus Bond Fund 2015 Annual Report

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	0.76%	0.22%	0.63%	0.99%	0.62%	1.29%	1.32%
Five Years Ended 12/31/15	N/A	N/A	N/A	4.26	N/A	4.54	4.59
Ten Years Ended 12/31/15	N/A	N/A	N/A	5.45	N/A	5.72	N/A
Inception* through 12/31/15	3.11	2.42	1.85	—	2.77	—	7.33

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	-3.55%	-0.76%	-0.36%	0.99%	0.62%	1.29%	1.32%
Five Years Ended 12/31/15	N/A	N/A	N/A	4.26	N/A	4.54	4.59
Ten Years Ended 12/31/15	N/A	N/A	N/A	5.45	N/A	5.72	N/A
Inception* through 12/31/15	1.91	2.42	1.85	—	2.77	—	7.33

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/15)	11.92%
Class C (Inception date of 4/30/12 through 12/31/15)	9.19
Class C1 (Inception date of 10/4/12 through 12/31/15)	6.13
Class FI (12/31/05 through 12/31/15)	69.96
Class R (Inception date of 4/30/12 through 12/31/15)	10.56
Class I (12/31/05 through 12/31/15)	74.43
Class IS (Inception date of 8/4/08 through 12/31/15)	68.90

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

10	Western Asset Core Plus Bond Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2015 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2015 Annual Report	13

Schedule of investments

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.6%
Consumer Discretionary — 2.8%
Auto Components — 0.0%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	5,890,000	$6,037,250
Automobiles — 0.7%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,450,000	10,540,392	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	27,160,000	25,601,858
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,550,000	1,825,562
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	19,560,000	19,427,716
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,430,152
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	14,006,108
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	3,850,000	3,743,782
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	3,845,791
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	3,070,000	3,078,977
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	2,300,000	2,311,514
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,701,293
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,760,000	1,688,296
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	910,009
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,648,252	(a)
Total Automobiles				98,759,702
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	6,340,000	6,530,200	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	15,450,000	16,010,063
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	331,938
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	10,811,106
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	7,970,000	7,804,383	(a)
Total Hotels, Restaurants & Leisure				41,487,690
Internet & Catalog Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	16,395,000	17,459,642
Netflix Inc., Senior Notes	5.500%	2/15/22	490,000	502,250	(a)
Netflix Inc., Senior Notes	5.875%	2/15/25	2,670,000	2,736,750	(a)
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	424,156
Total Internet & Catalog Retail				21,122,798
Media — 1.7%
21st Century Fox America Inc., Senior Debentures	6.750%	1/9/38	200,000	227,332
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,608
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	295,215
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,568,781

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	$141,910
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	7,256,000	7,410,190
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	2,280,000	2,268,600	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	2,540,000	2,566,241	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	18,620,000	18,650,518	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,349,010
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	119,513
Comcast Corp., Notes	5.875%	2/15/18	65,000	70,796
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,316,461
Comcast Corp., Senior Notes	3.375%	2/15/25	900,000	908,300
Comcast Corp., Senior Notes	3.375%	8/15/25	4,970,000	5,031,489
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,680,289
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	241,704
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	69,826
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	2,819,956
Comcast Corp., Senior Notes	6.950%	8/15/37	2,520,000	3,288,303
Comcast Corp., Senior Notes	6.550%	7/1/39	3,690,000	4,647,400
Comcast Corp., Senior Notes	6.400%	3/1/40	7,240,000	8,985,709
COX Communications Inc., Senior Notes	4.700%	12/15/42	120,000	91,072	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,235,000	2,195,887
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,280,000	4,312,100
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,335,000	3,109,887
DISH DBS Corp., Senior Notes	5.875%	11/15/24	17,079,000	15,200,310
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	22,026,247	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	11,230,000	12,198,363
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	14,860,000	14,414,200	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	3,530,000	3,406,450	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	1,150,000	1,246,782
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,499,000	1,516,967
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	18,120,000	20,807,196
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	8,351,000	8,527,006
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	3,295,000	3,306,872
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,400,000	3,222,064
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	4,660,000	4,210,986
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	2,430,201
Time Warner Inc., Senior Debentures	7.700%	5/1/32	24,871,000	31,043,037
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,525
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,910,495

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	$1,077,256
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,476,540	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	11,788,000	12,215,315	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,428,559
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,611,714
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,030,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.375%	4/15/21	3,402,000	3,512,565	(a)
Total Media				259,215,747
Total Consumer Discretionary				426,623,187
Consumer Staples — 3.0%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	13,920,474
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,177,397
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	26,650,000	25,639,539
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	2,800,000	3,080,000
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,935,000	1,935,000
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	677,036
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,432,750
Heineken NV, Senior Notes	1.400%	10/1/17	6,100,000	6,076,021	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,377,532
PepsiCo Inc., Senior Notes	7.900%	11/1/18	109,000	127,722
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	4,807,214
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	2,360,000	2,389,514	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	24,905,000	25,818,590	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,200,862	(a)
Total Beverages				110,659,651
Food & Staples Retailing — 0.7%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,017,607
CVS Health Corp., Senior Notes	3.875%	7/20/25	6,600,000	6,735,828
CVS Health Corp., Senior Notes	4.875%	7/20/35	12,000,000	12,389,892
CVS Health Corp., Senior Notes	5.125%	7/20/45	23,790,000	25,061,124
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	370,976	399,400	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,275,932	4,591,282
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	11,227,766	12,330,186
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,572,998	2,941,824
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	11,350,000	11,747,250	(a)
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,363,750
Kroger Co., Senior Notes	6.900%	4/15/38	2,900,000	3,583,107

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
Kroger Co., Senior Notes	5.150%	8/1/43	780,000	$817,142
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	196,676
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,833,848
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	396,353
Total Food & Staples Retailing				101,405,269
Food Products — 0.6%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	8,957,138
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	9,526,000	10,430,408
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	9,430,000	9,533,221
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	9,949,000	10,575,538	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	6,810,000	6,873,401	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	6,680,000	6,843,787	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	3,930,000	4,106,488	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	15,275,000	15,745,394
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	2,250,000	2,349,455
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,095,578	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,559,312	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	3,010,000	3,068,632	(a)
Total Food Products				88,138,352
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	7,400,000	7,585,000	(a)
Tobacco — 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	14,332,794
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	14,550,132
Altria Group Inc., Senior Notes	2.850%	8/9/22	15,620,000	15,227,641
Altria Group Inc., Senior Notes	9.950%	11/10/38	490,000	785,405
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,230,000	2,017,019
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,890,000	11,713,720
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,638,904	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,619,054
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,115,189
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	6,565,000	6,515,244
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	8,999,075
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,160,000	2,541,709
Reynolds American Inc., Senior Notes	3.250%	6/12/20	7,140,000	7,256,403
Reynolds American Inc., Senior Notes	3.250%	11/1/22	4,870,000	4,815,315
Reynolds American Inc., Senior Notes	3.750%	5/20/23	11,350,000	11,323,963

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Reynolds American Inc., Senior Notes	5.850%	8/15/45	24,863,000	$27,641,192
Total Tobacco				149,092,759
Total Consumer Staples				456,881,031
Energy — 3.8%
Energy Equipment & Services — 0.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	3,790,000	2,027,650
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	550,000	620,962
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	8,710,000	8,653,995
CGG, Senior Notes	6.500%	6/1/21	1,420,000	631,900
Ensco PLC, Senior Notes	4.700%	3/15/21	5,589,000	4,500,145
Ensco PLC, Senior Notes	5.200%	3/15/25	460,000	327,369
Halliburton Co., Senior Bonds	3.800%	11/15/25	13,610,000	13,252,356
Halliburton Co., Senior Notes	2.700%	11/15/20	4,560,000	4,507,323
Pride International Inc., Senior Notes	6.875%	8/15/20	2,020,000	1,875,578
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	720,000	763,405	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,450,000	2,180,500
Transocean Inc., Senior Notes	5.800%	12/15/16	320,000	310,400
Transocean Inc., Senior Notes	6.000%	3/15/18	5,485,000	4,881,650
Total Energy Equipment & Services				44,533,233
Oil, Gas & Consumable Fuels — 3.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	2,837,904
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,060,000	859,305
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,283,534
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	6,875,281
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,334,000	8,739,216
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	34,085
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	4,140,000	3,990,376
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,061,139
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	1,748,161
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	11,536,570
Arch Coal Inc., Senior Notes	7.000%	6/15/19	9,600,000	72,000	*(b)
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	15,260,000	14,777,769
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	520,211
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,629,436
California Resources Corp., Senior Notes	5.500%	9/15/21	4,764,000	1,500,660

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
California Resources Corp., Senior Notes	6.000%	11/15/24	4,906,000	$1,496,330
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,575,000	448,875
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	7,450,000	2,100,900
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,790,000	774,392
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	2,040,000	591,600
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	34,120,000	32,476,986
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,737,000	4,547,520
Concho Resources Inc., Senior Notes	5.500%	10/1/22	2,040,000	1,856,400
Concho Resources Inc., Senior Notes	5.500%	4/1/23	7,960,000	7,363,000
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	932,248
ConocoPhillips, Notes	6.500%	2/1/39	110,000	115,919
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	10,231
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	793,756
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	185,477
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,220,000	899,750
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,785,000	1,282,449
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	5,800,000	4,031,000
Devon Energy Corp., Senior Notes	6.300%	1/15/19	14,500,000	14,939,350
Devon Energy Corp., Senior Notes	3.250%	5/15/22	950,000	807,535
Devon Energy Corp., Senior Notes	5.850%	12/15/25	11,416,000	11,102,562
Devon Energy Corp., Senior Notes	5.600%	7/15/41	850,000	642,454
Devon Energy Corp., Senior Notes	5.000%	6/15/45	14,510,000	10,997,173
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	60,000	61,540
Ecopetrol SA, Senior Notes	5.375%	6/26/26	16,300,000	13,895,750
Ecopetrol SA, Senior Notes	5.875%	5/28/45	12,200,000	8,662,000
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	10,686,928
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	7,330,000	3,665,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	2,002,000	1,291,290
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	3,250,000	1,998,750
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	3,118,000	1,964,340
Hess Corp., Notes	8.125%	2/15/19	8,620,000	9,769,701
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,821,000	1,956,308
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	2,251,606
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	3,276,000	3,073,786
Kinder Morgan Inc., Senior Notes	7.250%	6/1/18	5,740,000	5,960,284

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	11,034,000	$11,366,399
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,060,000	742,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	239,750	(a)
MPLX LP, Senior Notes	5.500%	2/15/23	1,490,000	1,303,750	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	13,540,000	12,152,150	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	8,960,000	8,019,200	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	10,670,000	1,947,275	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	16,652,902
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	9,691
Noble Energy Inc., Senior Notes	5.250%	11/15/43	2,735,000	2,206,371
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,055,086
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	5,533,776
Petrobras Global Finance BV, Senior Notes	3.875%	1/27/16	540,000	537,840
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	5,579,000	4,379,515
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	57,170,000	42,591,650
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	15,500,000	11,121,250
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	28,762,000	25,706,037
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	3,860,000	2,904,032	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	17,710,000	14,989,408
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	6,650,200
QEP Resources Inc., Senior Notes	5.250%	5/1/23	4,580,000	3,251,800
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,020,000	762,450
Range Resources Corp., Senior Notes	4.875%	5/15/25	7,160,000	5,441,600	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	1,630,000	1,287,700
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,840,000	8,075,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	3,240,000	3,256,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	5,448,945
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	441,221
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	3,190,000	2,934,800
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	2,496,900
Samson Investment Co., Senior Notes	9.750%	2/15/20	10,650,000	21,300	*(b)
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	10,900,000	10,759,183	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	7,580,000	7,479,785	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	2,310,000	1,674,750	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,126,581

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.125%	5/11/35	7,300,000	$6,968,047
Shell International Finance BV, Senior Notes	6.375%	12/15/38	5,885,000	6,957,253
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	12,999,803
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	7,140,000	7,200,776	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	19,860,000	20,518,220	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,102,800
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	680,000	513,400
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	4,700,000	3,384,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	345,232
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	10,339,000	9,305,183
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	203,255
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	2,287,376
Total Oil, Gas & Consumable Fuels				528,451,479
Total Energy				572,984,712
Financials — 11.7%
Banks — 7.2%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	9,850,000	9,817,495	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	1/19/16	12,050,000	8,899,528	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	16,950,000	16,992,375	(c)(d)
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,688,929
Bank of America Corp., Senior Notes	6.400%	8/28/17	90,000	96,408
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	1,925,550
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	172,049
Bank of America Corp., Senior Notes	2.600%	1/15/19	8,150,000	8,176,561
Bank of America Corp., Senior Notes	5.625%	7/1/20	14,140,000	15,706,274
Bank of America Corp., Senior Notes	5.875%	1/5/21	15,920,000	18,017,349
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	12,804,686
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	28,506,052
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	237,556
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	14,205,511
Bank of America Corp., Senior Notes	3.875%	8/1/25	13,710,000	13,917,405
Bank of America Corp., Senior Notes	5.000%	1/21/44	42,260,000	44,106,339
Bank of America Corp., Senior Notes	4.875%	4/1/44	23,630,000	24,467,778
Bank of America Corp., Subordinated Notes	6.050%	5/16/16	390,000	396,431
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,122,679
Bank of America Corp., Subordinated Notes	5.700%	5/2/17	5,920,000	6,173,826
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	13,969,866
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,209,390

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	$11,878,008
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	4,858,664	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,270,000	7,356,360
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,327,733	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	705,525
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,270,000	1,330,325
CIT Group Inc., Senior Notes	5.000%	8/1/23	10,380,000	10,535,700
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	5,874,500	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	8,170,000	7,965,750	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	28,020,000	26,969,250	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	5,919,925	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	3,420,000	3,360,150	(c)(d)
Citigroup Inc., Senior Notes	3.875%	10/25/23	330,000	341,029
Citigroup Inc., Senior Notes	8.125%	7/15/39	195,000	279,684
Citigroup Inc., Senior Notes	4.650%	7/30/45	36,500,000	37,040,127
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	19,090,000	19,281,053
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	720,097
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	27,419,578
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	11,443,236
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	15,300,000	15,198,699
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	1,959,022
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	151,210
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	5,404,000	6,626,201
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	840,000	873,747
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,541,896	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	11,522,000	14,223,909	(a)(c)(d)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	24,060,000	25,074,009
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.375%	8/4/25	16,000,000	16,272,848
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	10,600,000	11,848,903
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	10,420,000	10,919,014
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	16,980,000	19,017,600	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	880,000	851,348	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	10,440,000	10,309,500	(c)(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,299,987

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	$17,615,224
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,015,015	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	3,880,000	3,881,936
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	29,410,000	28,934,999	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,798,129
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,495,683
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,894,335
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,225,185
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	20,296
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	327,223
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	8,928,000	8,774,590
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,995,000	3,974,002
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	19,944,860
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	11,010,000	10,983,686
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	17,870,000	17,866,569
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	114,028	(a)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	15,582,199
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	25,360,000	25,360,000	(c)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,799,078	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,885,000	2,335,044	(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	500,000	522,500	(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,810,000	6,446,073
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,781,500
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	13,881,816
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	16,236,001
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	24,498,088
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	4,009,000	4,133,532
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	36,490,000	36,519,447	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,292,274	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	11,670,000	11,657,898	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/1/16	33,391,000	32,163,881	(c)(d)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	14,338,195
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	8,110,000	8,211,367
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,715,548
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	15,207,341
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	6,876,162

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	23

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	$1,895,281
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	33,290,000	34,006,867
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	8,711,827
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,044,054
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	18,460,000	17,959,328
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	9,200,000	9,282,046
Wells Fargo Bank NA, Subordinated Notes	6.000%	11/15/17	3,920,000	4,227,822
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	5,612,000	5,668,120
Total Banks				1,094,603,673
Capital Markets — 1.6%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	996,157
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	24,115,000	23,779,464	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/1/16	9,200,000	6,486,000	(c)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	10,030,000	9,963,571
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,414,912
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	633,089
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	214,105
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	28,298,468
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,459,414
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,881,898
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,234,538
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,520,689
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	9,828,130
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	35,283,083
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,474,919
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	10,160,000	10,082,347
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	11,840,000	13,840,202
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	16,241,000	15,776,280
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,457,493	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/1/16	5,550,000	0	*(b)(c)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	*(b)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	*(b)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	*(b)(e)(f)(g)
Morgan Stanley, Medium-Term Notes	0.765%	10/18/16	7,802,000	7,785,959	(d)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	7,435,000	7,801,107

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Morgan Stanley, Senior Notes	5.450%	1/9/17	3,990,000		$4,141,812
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000		2,081,996
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000		5,054,037
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	27,101,000		28,434,450
Total Capital Markets					247,924,120
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000		3,053,244
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,370,000		3,892,350
American Express Co., Subordinated Debentures	6.800%	9/1/66	8,556,000		8,620,170	(d)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000		21,358,250
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,500,000		1,578,750
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		59,280
Navient Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000		37,520
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000		16,511,363
Total Consumer Finance					55,110,927
Diversified Financial Services — 1.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000		8,539,313
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,000,000		1,983,000	(a)
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000		6,462,160
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000		5,152,208
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	17,167,000		17,023,827	(a)
GE Capital International Funding Co., Senior Notes	4.418%	11/15/35	46,865,000		47,824,889	(a)
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	1,184,000		1,285,322
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	410,000		453,939
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	2,460,000		3,009,960
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	13,992,000		19,072,103
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	29,645,000		30,958,273	(d)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	4,382,000		4,941,231
ILFC E-Capital Trust II, Bonds	4.740%	12/21/65	2,870,000		2,640,400	(a)(d)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	26,120,000		26,838,300	(a)
Magnolia Finance X Ltd.	3.065%	12/3/20	45,150,000	GBP	66,060,930	(a)(f)
Magnolia Finance X Ltd.	4.332%	12/3/20	14,850,000	GBP	21,727,681	(a)(f)
Nationwide Building Society, Senior Notes	3.900%	7/21/25	5,900,000		6,085,809	(a)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	2,450,000		2,476,485
Total Diversified Financial Services					272,535,830
Insurance — 0.4%
ACE INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000		4,070,517

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	25

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
ACE INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000	$5,403,393
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	446,000	487,255
American International Group Inc., Senior Notes	3.750%	7/10/25	26,460,000	26,223,448
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	10,858,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,783,000	6,317,928
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,895,545
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	323,929
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	280,000	346,186	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	7,833,217	(a)
Total Insurance				68,759,418
Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	23,846,072	(a)
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,591,000	6,702,098
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	5,150,000	4,905,375	(a)
Total Thrifts & Mortgage Finance				11,607,473
Total Financials				1,774,387,513
Health Care — 2.9%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	1.750%	11/6/17	9,540,000	9,521,483
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	11,430,000	11,280,667
Amgen Inc., Senior Notes	3.625%	5/22/24	3,160,000	3,158,821
Amgen Inc., Senior Notes	5.375%	5/15/43	1,840,000	1,954,836
Celgene Corp., Senior Notes	3.550%	8/15/22	9,840,000	9,935,655
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,163,702
Celgene Corp., Senior Notes	3.875%	8/15/25	26,230,000	26,123,768
Celgene Corp., Senior Notes	5.250%	8/15/43	4,462,000	4,559,071
Celgene Corp., Senior Notes	5.000%	8/15/45	21,430,000	21,513,320
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	12,169,000	12,464,938
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	5,041,700
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	10,830,000	10,921,828
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	1,290,000	1,261,831
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	10,070,000	10,191,102
Total Biotechnology				130,092,722

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.4%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	8,490,000	$8,562,386
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,880,000	2,905,664
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,960,000	7,494,514
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,020,221
Medtronic Inc., Senior Notes	3.500%	3/15/25	30,060,000	30,305,590
Zimmer Biomet Holdings Inc., Senior Notes	4.450%	8/15/45	15,035,000	13,826,502
Total Health Care Equipment & Supplies				64,114,877
Health Care Providers & Services — 0.8%
Anthem Inc., Notes	7.000%	2/15/19	1,895,000	2,128,864
Anthem Inc., Senior Notes	5.875%	6/15/17	3,052,000	3,226,132
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,176,949
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,181,956
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,318,786
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	12,390,000	12,390,000
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	9,670,000	9,331,550
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	6,730,000	7,201,100	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	760,500	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	4,200,000	4,494,000	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	14,639,500
HCA Inc., Notes	7.690%	6/15/25	723,000	779,033
HCA Inc., Senior Bonds	5.375%	2/1/25	1,640,000	1,619,500
HCA Inc., Senior Notes	7.500%	2/15/22	3,418,000	3,785,435
HCA Inc., Senior Notes	5.875%	2/15/26	4,050,000	4,065,187
HCA Inc., Senior Secured Notes	4.250%	10/15/19	4,150,000	4,233,000
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,230,000	1,239,225
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	268,540
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,401,043
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,251,518
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	7,770,000	7,750,575
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	4,650,000	4,312,875
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	337,160
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,522,981
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,174,831
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	4,960,000	5,113,145
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	11,615,600
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	5,160,000	5,434,976
Total Health Care Providers & Services				123,753,961

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	27

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	$4,589,802
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	1,350,000	1,442,495
Total Life Sciences Tools & Services				6,032,297
Pharmaceuticals — 0.8%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	8,600,000	8,609,383
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	11,450,000	11,391,525
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	4,540,000	4,412,231
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	5,940,000	5,791,767
Baxalta Inc., Senior Notes	5.250%	6/23/45	6,620,000	6,642,329	(a)
GlaxoSmithKline Capital Inc., Senior Bonds	6.375%	5/15/38	7,000,000	8,939,063
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,319,544
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	590,000	560,500	(a)
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	8,560,000	8,333,229
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	4,150,000	4,045,802
Pfizer Inc., Senior Notes	6.200%	3/15/19	4,675,000	5,259,356
Pfizer Inc., Senior Notes	7.200%	3/15/39	7,000,000	9,640,106
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	820,000	731,850	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	10,800,000	9,639,000	(a)
Valeant Pharmaceuticals International, Inc., Senior Notes	5.375%	3/15/20	25,730,000	24,186,200	(a)
Wyeth LLC, Notes	5.950%	4/1/37	5,848,000	6,953,459
Total Pharmaceuticals				125,455,344
Total Health Care				449,449,201
Industrials — 1.2%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	9,390,495
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,541,617
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	4,680,000	4,676,906
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	8,520,000	8,549,982
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,685,351
United Technologies Corp., Senior Notes	4.500%	6/1/42	7,330,000	7,381,589
Total Aerospace & Defense				38,225,940
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	2,564,297	2,743,797	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,255,377	10,220,713
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	19,121	19,646
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	95,431	99,249

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	10,493,291	$12,086,173
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	5,299,664	5,776,633
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,529,060
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	1,080,573	1,140,004
Total Airlines				37,615,275
Building Products — 0.1%
Masco Corp., Senior Notes	6.125%	10/3/16	8,270,000	8,517,935
Commercial Services & Supplies — 0.2%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,166,000	1,716,555
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	7,130,000	7,130,000	(a)
United Rentals North America Inc., Senior Notes	7.375%	5/15/20	2,330,000	2,458,150
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	1,600,000	1,636,000
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	1,000,000	997,500
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	1,980,000
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	3,050,000	2,958,500
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,556,239
Waste Management Inc., Senior Notes	3.500%	5/15/24	5,040,000	5,080,406
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,659,323
West Corp., Senior Notes	5.375%	7/15/22	9,790,000	8,443,875	(a)
Total Commercial Services & Supplies				36,616,548
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,362,795
Eaton Corp., Senior Notes	1.500%	11/2/17	3,900,000	3,875,379
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	24,379,740
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,076,804
Total Electrical Equipment				35,694,718
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	8,912,283
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	5,268,000	5,290,826
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,426,052
Total Machinery				7,716,878
Road & Rail — 0.0%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	7,450,000	6,816,750	(a)
Total Industrials				180,116,327

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	29

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.7%
IT Services — 0.4%
First Data Corp., Senior Notes	7.000%	12/1/23	15,860,000	$15,860,000	(a)
First Data Corp., Senior Secured Notes	5.375%	8/15/23	6,750,000	6,783,750	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	30,350,000	30,387,513
Visa Inc., Senior Notes	4.300%	12/14/45	6,940,000	7,041,039
Total IT Services				60,072,302
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,189,138
Intel Corp., Senior Notes	4.900%	7/29/45	4,070,000	4,301,835
KLA-Tencor Corp., Senior Notes	4.650%	11/1/24	5,800,000	5,835,693
Micron Technology Inc., Senior Notes	5.500%	2/1/25	2,090,000	1,818,300
Micron Technology Inc., Senior Notes	5.625%	1/15/26	3,040,000	2,629,600	(a)
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,461,492
Total Semiconductors & Semiconductor Equipment				20,236,058
Software — 0.2%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	8,410,000	8,809,475	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	3,120,000	3,307,200	(a)
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,778,358
Total Software				27,895,033
Total Information Technology				108,203,393
Materials — 1.8%
Chemicals — 0.3%
Axiall Corp., Senior Notes	4.875%	5/15/23	270,000	243,000
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	23,335,000	21,468,200
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,650,000	2,829,588
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	7,480,000	5,815,700
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,861,619
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,649,060
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	2,963,533
OCP SA, Senior Notes	4.500%	10/22/25	9,010,000	8,380,453	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	357,748
Total Chemicals				47,568,901
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.512%	12/15/19	11,960,000	11,690,900	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	5,165,000	5,319,950

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,855,000	$2,883,618
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	2,250,000	2,257,623
Total Containers & Packaging				22,152,091
Metals & Mining — 1.3%
ArcelorMittal, Senior Bonds	6.125%	6/1/25	5,690,000	4,139,475
ArcelorMittal, Senior Notes	6.500%	3/1/21	3,475,000	2,796,993
ArcelorMittal, Senior Notes	7.250%	2/25/22	3,010,000	2,423,050
ArcelorMittal, Senior Notes	8.000%	10/15/39	4,590,000	3,132,675
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	3,159,000	3,231,960
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	3,540,000	3,036,824
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	8,269,000	7,424,991
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	22,493,467
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	3,080,000	2,893,050
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	6,857,874
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	21,780,000	21,017,700	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	14,590,000	13,349,850	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	10,630,000	6,378,000
Glencore Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	800,000	797,000	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	14,070,000	12,874,050	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	5,000,000	4,175,000	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	32,490,000	25,342,200	(a)
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,453,000	2,657,529
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	2,180,000	2,136,952
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,140,000	3,144,456
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,990,000	4,850,445
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	6,450,000	6,933,750	(a)(h)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,500,000	1,283,008
Southern Copper Corp., Senior Notes	5.250%	11/8/42	26,640,000	19,226,861
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	7,433,000	7,135,680
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	943,000	713,690
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	16,044,000	11,215,398
Total Metals & Mining				201,661,928
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,330,000	7,460,342
Celulosa Arauco y Constitucion SA, Senior Notes	4.500%	8/1/24	1,250,000	1,237,965
Total Paper & Forest Products				8,698,307
Total Materials				280,081,227

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	31

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	$2,283,358
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,553,957
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,466,379
AT&T Inc., Senior Notes	3.400%	5/15/25	70,815,000	68,059,588
AT&T Inc., Senior Notes	5.550%	8/15/41	6,390,000	6,421,126
AT&T Inc., Senior Notes	4.350%	6/15/45	10,893,000	9,318,646
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	19,240,000	18,803,079	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	7,748,113
CenturyLink Inc., Senior Notes	6.000%	4/1/17	8,270,000	8,559,450
CenturyLink Inc., Senior Notes	5.800%	3/15/22	8,314,000	7,619,781
CenturyLink Inc., Senior Notes	5.625%	4/1/25	1,280,000	1,081,600
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	10,121,000	10,214,508
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	6,347,000	4,982,395
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,000,000	2,610,000
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,567,677
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	624,018
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	595,146
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,610,085
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,896,970
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	6,979,500	7,380,821	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	5,000	5,115
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,560,000	1,476,665
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	35,324,000	38,832,592
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	14,466,000	16,480,796
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	84,554,000	100,383,354
Total Diversified Telecommunication Services				328,575,219
Wireless Telecommunication Services — 0.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	16,700,000	16,491,250	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	6,861,144
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	8,180,000	8,876,372
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	89,289
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,320,000	920,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,231,000	3,173,250
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	13,050,000	13,735,125	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	2,440,000	1,841,468
Sprint Corp., Senior Notes	7.875%	9/15/23	2,870,000	2,155,370
Sprint Corp., Senior Notes	7.625%	2/15/25	19,055,000	13,910,150

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	990,000	$1,027,125
Total Wireless Telecommunication Services				69,081,243
Total Telecommunication Services				397,656,462
Utilities — 1.1%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	160,000	186,583
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	8,525,000	10,375,155
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,442,242
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	400,306
Exelon Corp., Bonds	5.625%	6/15/35	426,000	454,631
FirstEnergy Corp., Notes	7.375%	11/15/31	51,356,000	62,550,735
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,309,524
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	18,821,733
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,260,000	1,409,625	(i)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	10,950,000	12,901,728
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,463,553
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	12,312,866
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,500,134
Progress Energy Inc., Senior Notes	6.000%	12/1/39	1,530,000	1,770,614
Total Electric Utilities				137,899,429
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	50,000	50,843	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	9,413,000	9,243,415
Total Gas Utilities				9,294,258
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	8.000%	6/1/20	10,000	11,000
AES Corp., Senior Notes	7.375%	7/1/21	3,569,000	3,640,380
AES Corp., Senior Notes	5.500%	3/15/24	2,490,000	2,222,325
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	898,000	956,370	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	5,840,000	5,986,000	(a)
Total Independent Power and Renewable Electricity Producers				12,816,075
Multi-Utilities — 0.0%
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,327,956
Total Utilities				164,337,718
Total Corporate Bonds & Notes (Cost — $4,917,674,214)				4,810,720,771
Asset-Backed Securities — 6.8%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	3,226,917	3,333,596	(a)
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	18,721,583	18,352,406	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	33

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
AASET, 2014-1 B	7.375%	12/15/29	13,846,154	$13,691,077	(d)(g)
Access Group Inc., 2005-B B2	0.820%	7/25/35	1,683,930	1,525,162	(d)
ACE Securities Corp., 2006-GP1 A	0.682%	2/25/31	28,553	27,858	(d)
AFC Home Equity Loan Trust, 2002-2 2A	1.122%	6/25/30	190,625	159,738	(d)
Airspeed Ltd., 2007-1A G1W	0.601%	4/15/24	17,780,636	14,935,734	(a)(d)
Argent Securities Inc., 2005-W5 A2D	0.742%	1/25/36	15,413,211	11,823,578	(d)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	5,700,000	5,657,263	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,870,000	2,920,895	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A A	2.460%	7/20/20	12,260,000	12,298,814	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.992%	9/25/34	35,667	35,060	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.652%	9/25/34	3,010,843	2,743,621	(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.702%	2/25/36	74,329	74,269	(d)
Brazos Student Finance Corp., 2009-1 AS	3.103%	12/27/39	7,100,000	7,545,511	(d)
CDC Mortgage Capital Trust, 2002-HE1 A	1.042%	1/25/33	202,712	190,497	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.337%	11/25/34	129,137	124,228	(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	36,940,000	36,940,000	(a)(f)
Conseco Financial Corp., 1993-2	8.000%	7/15/18	15,780	15,821
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	112,530	2,783	(d)
Conseco Financial Corp., 1999-3 A9	6.530%	2/1/31	21,111,310	21,208,716	(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	266,986	269,593
Countrywide Asset-Backed Certificates, 2003-BC3 A2	1.042%	9/25/33	470,971	435,502	(d)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.762%	12/25/36	111,727	77,533	(a)(d)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.471%	7/15/36	110,306	93,121	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,016,892	882,394	(d)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.471%	1/15/37	11,410,681	10,378,427	(d)
Countrywide Home Equity Loan Trust, 2007-B A	0.481%	2/15/37	14,737,139	13,314,184	(d)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	64,187,560	64,229,565	(a)
DRB Prime Student Loan Trust, 2015-D A2	3.200%	1/25/40	22,570,000	21,926,762	(a)
Earnest Student Loan Investment Trust	4.050%	5/25/39	25,432,390	25,406,958	(a)(g)
Earnest Student Loan Investment Trust	3.850%	11/25/39	5,750,078	5,750,078	(a)(g)
EMC Mortgage Loan Trust, 2002-B A1	1.521%	2/25/41	144,049	140,212	(a)(d)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.421%	5/25/28	191,878	181,860	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.721%	10/25/34	12,105,081	11,167,597	(a)(d)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	16,535	16,462
Greenpoint Manufactured Housing, 1999-2 A2	2.930%	3/18/29	5,475,000	4,838,566	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.554%	6/19/29	2,300,000	2,001,000	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	2,175,000	1,892,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.793%	2/20/32	2,925,000	2,687,316	(d)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 2001-2 IIA2	3.697%	3/13/32	5,250,000	$4,761,569	(d)
GSAA Home Equity Trust, 2005-6 A3	0.792%	6/25/35	8,082,526	7,755,075	(d)
GSAA Home Equity Trust, 2007-6 A4	0.722%	5/25/47	14,963,557	10,952,298	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.822%	10/25/46	8,890,405	7,295,620	(a)(d)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	9,350,000	9,225,932	(a)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	14,950,000	14,803,490	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	20,779,000	20,188,876	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	14,481,000	14,207,309	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.942%	3/25/31	50,666	45,062	(d)
Insurance Note Capital Term RLII, 2005-1R2A	0.516%	10/4/35	13,498,272	12,623,584	(a)(d)
JPMorgan Mortgage Acquisition Corp., 2005-OPT1 M3	0.922%	6/25/35	1,880,000	1,494,619	(d)
Lehman XS Trust, 2005-5N 3A1A	0.722%	11/25/35	3,749,517	3,206,741	(d)
Lehman XS Trust, 2006-2N 1A1	0.682%	2/25/46	21,933,596	15,600,288	(d)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.582%	10/25/36	4,704,983	1,907,060	(d)
Morgan Stanley Capital Inc., 2003-HE3 M1	1.442%	10/25/33	680,730	635,536	(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.692%	3/26/29	12,960,000	11,872,911	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.272%	3/25/38	70,682,162	49,897,493	(d)
Northstar Education Finance Inc., 2007-1 A6	1.578%	1/29/46	12,175,000	10,857,385	(d)
Northstar Education Finance Inc., Student Loan Asset Backed Note	1.924%	1/29/46	6,475,000	5,773,246	(d)
Novastar Home Equity Loan, 2003-3 A2C	1.281%	12/25/33	65,510	61,543	(d)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	700,155	731,818
Origen Manufactured Housing Contract Trust, 2006-A A2	2.105%	10/15/37	22,640,561	20,098,991	(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	26,230,679	23,521,286	(d)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.222%	7/25/35	7,035,729	6,548,891	(d)
Parklane Trust, 2015-B	—	10/25/25	85,000,000	85,000,000	(f)(j)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.962%	8/25/31	129,579	93,715	(d)
RAAC, 2007-RP2 M1	0.871%	2/25/46	10,000,000	7,411,947	(a)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.282%	6/25/33	628,581	594,805	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.922%	12/25/33	237,904	221,882	(d)
Renaissance Home Equity Loan Trust, 2003-4 A3	1.042%	3/25/34	7,880,134	7,638,440	(d)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	16,500,000	11,736,241
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	1.082%	5/25/33	369,798	327,732	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.547%	8/25/33	2,502,251	2,213,033	(d)
Residential Funding Mortgage Securities II, 2003-HS3	0.712%	8/25/33	26,303	24,616	(d)
Residential Funding Securities Corp., 2002-RP2 A1	1.922%	10/25/32	2,409,600	2,220,622	(a)(d)
SACO I Trust, 2006-3 A3	0.882%	4/25/36	751,773	1,231,575	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	35

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SACO I Trust, 2006-5 1A	0.722%	4/25/36	64,285	$112,930	(d)
Saxon Asset Securities Trust, 2002-3 M1	1.547%	12/25/32	1,000,660	933,043	(d)
SLM Student Loan Trust, 2005-04 A3	0.440%	1/25/27	19,651,821	18,690,931	(d)
SLM Student Loan Trust, 2008-5 A4	2.020%	7/25/23	37,109,000	37,328,047	(d)
SLM Student Loan Trust, 2008-9 A	1.820%	4/25/23	23,968,210	23,984,556	(d)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	6,669,807	6,523,068	(a)
SLM Student Loan Trust, 2014-2 A3	1.012%	3/26/29	59,040,000	56,605,680	(d)
Small Business Administration Participation Certificates, 2013-20J 1	3.370%	10/1/33	12,816,422	13,313,815
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	4,859,082	4,839,430
Small Business Administration Participation Certificates, 2015-20E 1	2.770%	5/1/35	6,732,235	6,709,001
Small Business Administration Participation Certificates, 2015-20F 1	2.980%	6/1/35	2,906,333	2,938,908
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	68,515,620	(a)(f)
Social Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	24,937,500	(a)(f)
SoFi Consumer Loan Program	3.280%	9/15/23	70,422,463	70,246,407	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.762%	7/25/29	4,088	3,822	(d)
Structured Asset Securities Corp., 2005-SC1 1A2	7.640%	5/25/31	9,091,581	7,854,956	(a)(d)
Structured Asset Securities Corp., 2006-ARS1 A1	0.642%	2/25/36	1,138,594	85,962	(a)(d)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	156	156
Total Asset-Backed Securities (Cost — $1,024,198,510)				1,035,701,070
Collateralized Mortgage Obligations — 16.5%
American Home Mortgage Assets, 2006-3 3A12	0.612%	10/25/46	8,225,372	5,689,240	(d)
American Home Mortgage Assets, 2006-5 A1	1.177%	11/25/46	38,049,278	19,306,706	(d)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	880,000	871,288	(a)
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	11,701,797	11,158,844
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.629%	4/10/49	2,220,000	2,210,901	(d)
Banc of America Funding Corp., 2004-B 3A2	3.004%	12/20/34	149,897	80,653	(d)
Banc of America Funding Corp., 2005-F 2A1	2.927%	9/20/35	8,315,887	6,319,210	(d)
Banc of America Funding Corp., 2015-R2 10A1	0.411%	6/29/37	48,296,502	46,446,433	(a)(d)
Banc of America Funding Corp., 2015-R2 3A2	0.481%	4/29/37	50,513,000	39,501,166	(a)(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	2.715%	12/25/34	69,772	68,200	(d)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	24,170,000	22,352,416	(a)(d)
BCAP LLC Trust, 2009-RR4 8A2	2.980%	9/26/35	4,314,138	3,501,131	(a)(d)
BCAP LLC Trust, 2010-RR06 4A13	2.980%	9/26/35	3,538,581	2,820,139	(a)(d)
Bear Stearns ARM Trust, 2005-12 11A1	2.702%	2/25/36	1,492,345	1,179,749	(d)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.830%	12/25/35	1,105,324	$1,181,084	(d)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	31.756%	7/25/36	7,005,629	11,270,973	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1	0.592%	3/25/37	26,429,710	21,395,315	(d)
BLCP Hotel Trust, 2014-CLMZ M	6.059%	8/15/29	10,657,334	10,170,058	(a)(d)
Carefree Portfolio Trust, 2014-CMZA MZA	6.308%	11/15/19	5,000,000	4,925,012	(a)(d)
CD Commercial Mortgage Trust, 2006-CD2 AJ	5.454%	1/15/46	9,315,000	9,070,855	(d)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.415%	1/15/46	2,483,650	2,480,427	(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	2,820,000	2,291,999
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	9,165,000	7,659,649	(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.622%	10/25/36	716,686	623,199	(a)(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	4,520,000	4,450,667
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.137%	12/10/49	2,160,000	1,924,667	(d)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	7,500,000	7,675,691
Citigroup Mortgage Loan Trust Inc., 2005-05	2.316%	8/25/35	129,776	108,849	(d)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.935%	12/25/35	140,470	124,106	(d)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.662%	11/25/36	6,901,669	6,023,214	(d)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	18,695,720	18,547,538
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	960,000	949,096
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,557,368	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.084%	10/10/46	730,000	756,567	(d)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	1,778,187	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR19 B	4.703%	8/10/47	10,190,000	10,634,472	(d)
Commercial Mortgage Pass-Through Certificates, 2014-SAVA D	3.431%	6/15/34	14,511,000	14,300,559	(a)(d)
Commercial Mortgage Pass-Through Certificates, Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	3,443,000	3,627,909
Commercial Mortgage Trust, 2013-CR09 E	4.257%	7/10/45	3,000,000	2,407,779	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.084%	10/10/46	1,453,000	1,237,830	(a)(d)
Commercial Mortgage Trust, 2014-CR21 A3	3.528%	12/10/47	590,000	594,712
Commercial Mortgage Trust, 2014-CR21 C	4.419%	12/10/47	11,948,000	11,693,898	(d)
Commercial Mortgage Trust, 2015-DC1 B	4.035%	2/10/48	10,670,000	10,687,359	(d)
Commercial Mortgage Trust, 2015-DC1 C	4.354%	2/10/48	3,070,000	2,957,066	(d)
Connecticut Avenue Securities, 2014-C03 1M2	3.422%	7/25/24	82,960,000	75,224,685	(d)
Connecticut Avenue Securities, 2015-C01 2M2	4.972%	2/25/25	23,220,000	23,364,630	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	37

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Connecticut Avenue Securities, 2015-C03 1M2	5.422%	7/25/25	51,860,000	$51,592,848	(a)(d)
Core Industrial Trust, 2015-TEXW F	3.849%	2/10/34	21,939,000	19,688,311	(a)(d)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.820%	12/25/34	18,274	17,884	(d)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	10,606,068	9,920,659
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	8,982,547	7,906,547
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.612%	3/20/46	162,136	121,932	(d)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.602%	7/20/46	299,779	217,593	(d)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.597%	12/20/46	2,060,113	1,521,173	(d)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	26.914%	7/25/36	14,203,388	23,599,367	(d)
Countrywide Alternative Loan Trust, 2006-23CB 2A6, PAC-11	26.714%	8/25/36	4,712,548	7,204,888	(d)
Countrywide Alternative Loan Trust, 2006-43CB 3A3, IO	6.208%	2/25/37	24,606,095	8,736,227	(d)
Countrywide Alternative Loan Trust, 2007-8CB A4	36.470%	5/25/37	1,832,256	3,178,145	(d)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-0A5 1A1	0.622%	4/25/46	2,542,572	2,032,995	(d)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.476%	3/20/36	76,839	73,872	(d)
Countrywide Home Loans, 2006-R1 AF2	0.792%	1/25/36	4,391,052	3,896,647	(a)(d)
Countrywide Home Loans, 2006-R2 AS, IO	5.607%	7/25/36	32,711,808	4,625,433	(a)(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	15,975,000	15,527,855
Credit Suisse Mortgage Trust, 2006-C3 AJ	5.817%	6/15/38	29,703,528	29,122,168	(d)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	7,590,000	7,350,845	(d)
Credit Suisse Mortgage Trust, 2007-C2 AM	5.604%	1/15/49	4,869,000	5,025,196	(d)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	7,590,000	7,600,598	(d)
Credit Suisse Mortgage Trust, 2013-11R 2A3	5.495%	5/27/34	12,867,035	18,288,606	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	18,020,000	18,509,477	(a)
Credit Suisse Mortgage Trust, 2014-USA B	4.185%	9/15/37	10,390,000	10,572,004	(a)
Credit Suisse Mortgage Trust, 2014-USA D	4.373%	9/15/37	10,650,000	10,137,043	(a)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	4,290,000	3,864,466	(a)
Credit Suisse Mortgage Trust, 2015-1R	0.361%	7/27/35	38,812,064	36,401,835	(a)(d)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.601%	8/27/36	46,428,184	46,316,757	(a)(d)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.413%	7/29/37	22,740,760	21,311,351	(a)(d)
Credit Suisse Mortgage Trust, 2015-3R 1A2	0.413%	7/29/37	20,270,292	12,033,080	(a)(d)
Credit Suisse Mortgage Trust, 2015-4R 3A3	0.507%	10/27/36	48,456,954	21,785,316	(a)(d)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	9,520,000	9,823,013	(a)
Credit Suisse Mortgage Trust, 2015-SAMZ MZ	5.933%	8/15/22	18,500,000	18,459,300	(a)(d)
Credit Suisse Mortgage Trust, 2015-TOWN F	4.831%	3/15/17	15,000,000	14,793,939	(a)(d)
CSAIL Commercial Mortgage Trust, 2015-C4 F	3.500%	11/15/48	11,217,000	6,669,067	(a)
CSAIL Commercial Mortgage Trust, 2015-C4 G	3.500%	11/15/48	4,596,000	2,114,160	(a)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	1.222%	9/19/44	144,378	$138,505	(d)
Equity Mortgage Trust, 2014-INNS D	2.626%	5/8/31	10,740,000	10,551,279	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	27,481,855	30,195,127
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	5.960%	11/15/36	2,649,939	440,825	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	6.100%	2/15/37	12,839,366	2,431,618	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.170%	7/15/37	1,159,449	207,230	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.700%	9/15/37	3,529,808	602,502	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3422 AI, IO	0.250%	1/15/38	2,396,709	30,298
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.900%	1/15/40	5,937,501	1,074,269	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,455,556	12,319,006
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	25,057,654	27,644,646
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	27,950,934	29,976,837
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	32,655,566	36,421,037
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.620%	10/15/41	18,437,291	3,134,404	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.270%	11/15/41	10,255,258	1,780,841	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.720%	8/15/39	6,441,698	1,076,602	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.720%	7/15/42	2,011,862	471,665	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	9,866,765	1,137,071
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.720%	8/15/42	2,843,311	465,231	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.670%	8/15/42	2,983,072	623,282	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	7,900,947	1,069,827
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.820%	11/15/42	2,491,425	524,940	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.820%	11/15/42	2,279,270	446,528	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.820%	11/15/42	3,666,867	779,506	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	5,975,140	653,267
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	5.870%	5/15/39	6,796,087	1,102,746	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.920%	9/15/42	5,201,241	861,803	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	8,604,259	992,026
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	6,098,935	930,090
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	1.953%	4/15/41	20,374,731	1,455,169	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	17,021,405	19,092,261
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	2,127,880	234,713
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4 STRIPS, IO	2.015%	2/15/38	14,969,033	1,077,844	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	39

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.631%	7/25/21	20,798,307	$1,556,391	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.166%	4/25/20	76,445,739	2,765,677	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.645%	6/25/20	10,905,568	584,421	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.553%	10/25/21	8,219,150	603,618	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.342%	6/25/21	38,799,843	2,150,990	(d)
Federal National Mortgage Association (FNMA), 2005-088 IP, IO	1.742%	10/25/35	5,285,996	331,452
Federal National Mortgage Association (FNMA), 2006-028 1P, IO	1.837%	4/25/36	3,886,853	276,861
Federal National Mortgage Association (FNMA), 2006-059 IP, IO	0.000%	7/25/36	5,300,811	416,002
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.178%	11/25/36	8,698,299	1,960,577	(d)
Federal National Mortgage Association (FNMA), 2006-118 IP1, IO	0.000%	12/25/36	6,980,245	557,552
Federal National Mortgage Association (FNMA), 2006-118 IP2, IO	0.000%	12/25/36	6,158,869	370,822
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.058%	4/25/40	4,436,062	771,130	(d)
Federal National Mortgage Association (FNMA), 2010-075 PU PAC	4.500%	4/25/39	6,015,936	6,113,177
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.158%	9/25/40	4,505,656	873,001	(d)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,696,355
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,280,095	1,466,701
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.278%	10/25/26	2,925,795	488,447	(d)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	5,498,682	6,104,153
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	10,225,030	11,559,513
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	16,814,118	19,300,294
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	2,498,768	242,359
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.228%	2/25/41	3,685,191	595,882	(d)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	9,069,725	1,017,218

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	898,877	$810,548
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.228%	3/25/42	10,189,723	1,731,007	(d)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	537,853	484,932
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.178%	7/25/42	1,522,432	301,329	(d)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	9,158,109	972,231
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.678%	9/25/42	4,672,519	910,399	(d)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	3,333,912	341,439
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.728%	11/25/42	5,256,586	1,080,889	(d)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.728%	11/25/42	4,402,951	974,858	(d)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.728%	11/25/42	6,788,448	1,568,814	(d)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.728%	12/25/42	7,122,833	1,350,429	(d)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.728%	12/25/42	2,271,931	459,043	(d)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.728%	12/25/42	6,490,244	1,472,213	(d)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.728%	12/25/42	19,587,678	4,073,949	(d)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	11,250,621	1,135,517
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.206%	2/25/17	78,337,941	2,003,845	(d)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	13,675,150	15,584,410
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	35,058,036	38,975,049
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	5.728%	3/25/42	11,084,800	1,692,353	(d)
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	20,009,768	3,059,143
Federal National Mortgage Association (FNMA), 2013-019 US, IO	5.728%	3/25/43	2,881,336	630,476	(d)
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	9,801,792	1,071,153

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	41

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	20,616,751	$3,215,487
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.678%	7/25/43	5,397,747	1,198,154	(d)
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	17,466,556	15,842,353
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.964%	8/25/44	39,525,030	2,472,828	(d)
Federal National Mortgage Association (FNMA), 2015-37 ST, IO	5.198%	6/25/45	21,888,727	3,935,926	(d)
Federal National Mortgage Association (FNMA), 2015-48 SA, IO	5.778%	7/25/45	14,930,194	3,626,943	(d)
Federal National Mortgage Association (FNMA), 2015-48 SB, IO	5.778%	7/25/45	14,648,046	3,423,640	(d)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.742%	8/25/55	37,176,065	2,099,559	(d)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO	5.728%	8/25/45	5,347,691	1,362,139	(d)
Federal National Mortgage Association (FNMA), 2015-60 SA, IO	5.728%	8/25/45	11,249,382	2,594,549	(d)
Federal National Mortgage Association (FNMA) STRIPS, 384 14, IO	5.500%	1/25/40	1,563,277	310,323
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	2,865,544	586,554
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	1,138,148	217,540
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	595,107	109,229	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	519,383	91,025	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	745,618	138,263
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	3,318,072	804,998
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	10,826,837	963,464
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	514,867	53,288
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	9,977,892	2,094,064
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	6,597,110	1,367,086
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,667,909	768,026

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.792%	2/25/37	131,887	$70,121	(d)
First Horizon Alternative Mortgage Securities, 2007-FA3 A1	0.752%	6/25/37	14,412,032	8,095,816	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	196,994,813	1,979,995	(a)
FREMF Mortgage Trust, 2015-K47 B	3.600%	6/25/48	16,050,000	14,293,355	(a)(d)
GAHR Commericial Mortgage Trust, 2015-NRF BFX	3.382%	12/15/19	4,670,000	4,658,757	(a)(d)
GE Business Loan Trust, 2007-1A A	0.501%	4/16/35	10,683,229	10,122,797	(a)(d)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	6.588%	4/20/36	1,396,034	260,703	(d)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.098%	3/20/39	2,034,764	200,112	(d)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.078%	4/20/40	1,188,960	195,837	(d)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,981,378
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.206%	4/16/34	58,418	231	(d)
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	14,387,915	15,204,304
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.248%	1/20/40	819,251	112,954	(d)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	40,000,000	42,803,248
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	2,240,580	52,672
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	29,525,701	32,218,462
Government National Mortgage Association (GNMA), 2010-118, IO	0.516%	4/16/53	4,284,188	128,088	(d)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.232%	5/20/60	959,431	968,478	(d)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.542%	8/20/58	2,376,243	2,358,922	(d)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.572%	12/20/60	459,867	453,771	(d)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.592%	12/20/60	11,383,913	11,307,532	(d)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	17,571,154	18,973,544
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	775,985	70,965
Government National Mortgage Association (GNMA), 2011-H06 FA	0.642%	2/20/61	3,087,975	3,072,578	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	43

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H08 FG	0.672%	3/20/61	10,920,525	$10,877,725	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.692%	3/20/61	9,296,829	9,262,041	(d)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.648%	3/20/42	3,319,884	710,445	(d)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	11,530,179	1,269,060
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	4,974,514	387,914
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.756%	8/16/42	7,259,786	1,175,143	(d)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	2.302%	11/20/42	5,346,966	204,349	(d)
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.921%	6/16/55	25,765,080	1,447,016	(d)
Government National Mortgage Association (GNMA), 2014-022 IA, IO	2.528%	9/20/43	3,270,591	123,898	(d)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	0.929%	1/16/57	94,184,228	7,712,002	(d)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC	5.198%	8/20/44	998,914	152,807	(d)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	13,862,181	1,457,906
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	2,270,595	365,975
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A	0.742%	10/25/45	3,919,352	3,263,757	(d)
Greenpoint Mortgage Funding Trust, 2005-ARS 2A1	0.702%	11/25/45	24,008,771	13,567,186	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.652%	4/25/36	1,589,356	1,384,310	(d)
GS Mortgage Securities Corp., 2015-2R C	1.061%	6/26/36	15,637,396	10,186,082	(a)(d)
GS Mortgage Securities Trust, 2007-GG10 AM	5.795%	8/10/45	37,225,000	36,643,259	(d)
GS Mortgage Securities Trust, 2011-GC5 X4, IO	1.641%	8/10/44	288,487	12,458	(a)(d)
GS Mortgage Securities Trust, 2013-GC14 F	4.769%	8/10/46	2,034,950	1,662,073	(a)(d)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,649,470	(d)
GS Mortgage Securities Trust, 2015-GC28	4.329%	2/10/48	5,800,000	4,492,565	(a)(d)
GS Mortgage Securities Trust, 2015-GC30 B	4.015%	5/10/50	16,340,000	15,888,410	(d)
GS Mortgage Securities Trust, 2015-GS1 E	4.423%	11/10/48	10,015,000	6,738,593	(a)(d)
GS Mortgage Securities Trust, 2015-GS1 F	4.423%	11/10/48	5,107,000	2,724,482	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.772%	3/25/35	9,339,226	8,011,466	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.772%	9/25/35	21,306,564	17,527,740	(a)(d)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.973%	11/25/35	1,458,415	1,308,946	(d)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
HarborView Mortgage Loan Trust, 2005-3	0.642%	6/19/35	8,216,450	$7,275,057	(d)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.501%	6/19/45	3,243,829	2,022,929	(d)
HarborView Mortgage Loan Trust, 2006-02	2.754%	2/25/36	2,010,792	1,675,038	(d)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.602%	9/19/46	2,200,393	1,638,931	(d)
HarborView Mortgage Loan Trust, 2006-13 A	0.582%	11/19/46	355,233	266,028	(d)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.622%	7/19/47	429,419	349,944	(d)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.556%	11/15/16	16,790,000	16,739,187	(a)(d)
IMPAC CMB Trust, 2003-4 1A1	1.062%	10/25/33	25,658	25,290	(d)
IMPAC CMB Trust, 2005-7 A1	0.942%	11/25/35	5,535,766	4,616,829	(d)
IMPAC CMB Trust, 2007-A A	0.672%	5/25/37	14,417,673	13,172,026	(a)(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.692%	7/25/35	35,756	24,619	(d)
IMPAC Secured Assets Corp., 2006-2 2A1	0.772%	8/25/36	770,428	752,870	(d)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.701%	3/25/35	139,395	137,595	(d)
Indymac Index Mortgage Loan Trust, 2005-AR13	2.674%	8/25/35	305,860	243,280	(d)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	0.632%	4/25/46	8,452,737	6,499,049	(d)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.542%	7/25/36	116,620	92,230	(d)
Jefferies & Co., 2015-R1 A2	0.372%	12/26/36	18,386,177	6,994,102	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	3,120,000	3,244,018	(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	1,602,000	1,713,592	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	6,420,000	6,601,930
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.313%	7/15/48	19,881,000	19,486,708	(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.619%	8/15/48	14,743,000	14,791,786	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	25,860,000	24,811,993
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.909%	4/15/45	14,275,000	13,170,539	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	3,480,000	2,714,400
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	29,391,841	27,374,176	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.695%	2/12/49	18,538,056	17,291,303	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.009%	2/15/51	4,120,000	4,159,116	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2011-C5 A3	4.171%	8/15/46	558,000	594,210
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.556%	10/15/19	8,200,000	7,913,029	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.631%	8/15/27	2,460,000	2,471,237	(a)(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	45

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.081%	5/15/28	19,808,248	$18,895,427	(a)(d)
JPMorgan Reremic, 2015-1 4A1	0.403%	9/27/36	23,947,520	22,250,426	(a)(d)
JPMorgan Reremic, 2015-1 4A2	0.236%	9/27/36	14,545,685	7,316,410	(a)(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.507%	6/15/36	767,457	2,059	(a)(d)(g)
Lehman Mortgage Trust, 2006-7 2A5, IO	6.128%	11/25/36	24,305,642	7,293,173	(d)
Lehman Mortgage Trust, 2006-7 3A4, IO	6.728%	11/25/36	9,190,922	3,330,400	(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.158%	12/25/36	9,449,391	2,902,581	(d)
Lone Star Portfolio Trust	7.414%	9/15/20	17,431,159	17,387,163	(a)
Lone Star Portfolio Trust, 2015-LSP F	7.231%	9/15/28	16,225,872	16,202,909	(a)(d)
Luminent Mortgage Trust, 2006-4 A1A	0.612%	5/25/46	279,887	213,487	(d)
Luminent Mortgage Trust, 2006-7 2A1	0.391%	12/25/36	2,422,948	1,949,582	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-04 3A1	2.324%	5/25/34	756,483	752,544	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1	2.807%	7/25/34	636,733	601,424	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.632%	4/25/46	275,526	199,257	(d)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	2,249,092	2,210,200	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	3,434,801	3,570,517	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.772%	5/25/35	3,435,426	2,773,297	(a)(d)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.782%	7/25/35	33,531,930	28,661,082	(a)(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	7,885,000	7,877,191	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	7,834,899	7,380,977	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	12,374,000	12,325,661	(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,283,000	1,272,673
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.081%	7/15/46	110,000	116,933	(d)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	27,115,430	26,893,835
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	2.608%	7/25/34	65,934	65,089	(d)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.620%	10/25/34	3,966	3,922	(d)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.652%	11/25/34	2,211,270	2,159,559	(d)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.583%	7/25/35	3,242,717	2,952,274	(d)
Morgan Stanley Reremic Trust, 2014-R2 1B	1.042%	12/26/46	23,438,387	11,266,833	(a)(d)
Morgan Stanley Reremic Trust, 2014-R4 2B	2.680%	8/26/34	9,780,085	6,851,927	(a)(d)
Morgan Stanley Reremic Trust, 2015-R3 7A1	0.765%	4/26/47	35,810,884	34,876,976	(a)(d)
Morgan Stanley Reremic Trust, 2015-R5 2B	0.446%	10/26/46	15,010,552	9,288,330	(a)(d)
Morgan Stanley Reremic Trust, 2015-R7 1BXA	11.175%	2/26/29	18,137,842	19,391,167	(a)(d)
Mortgage IT Trust, 2005-2 1A1	0.682%	5/25/35	44,986	42,950	(d)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	29,740,000	27,991,541	(a)

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	124,694	$105,999
Nomura Resecuritization Trust, 2015-5R 3A5	0.481%	2/26/46	12,549,883	5,571,410	(a)(d)
PFP III, 2014-1 D	4.445%	6/14/31	1,550,000	1,548,348	(a)(d)
Prime Mortgage Trust, 2005-2 2A1	6.671%	10/25/32	272,928	289,118	(d)
Prime Mortgage Trust, 2006-1 3A2, IO	6.728%	6/25/36	18,952,235	3,903,434	(d)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	43,453,494	41,779,578	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.872%	1/25/37	16,081,566	9,612,545	(d)
RBSSP Resecuritization Trust, 2009-12 9A2	2.749%	3/25/36	13,448,434	9,665,887	(a)(d)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.692%	2/25/46	9,124,398	5,197,554	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.632%	4/25/46	16,101,700	7,555,377	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	0.682%	4/25/46	3,985,123	1,896,044	(d)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.738%	9/25/36	31,580,691	7,497,644	(d)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	4,464,356	3,826,213
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	98,235	109,763
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	798,824	756,658
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	457,896	403,469
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	119,472	121,625
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.822%	5/25/34	25,038	23,448	(d)
Residential Asset Securitization Trust, 2007-A3 2A2, IO	6.268%	4/25/37	56,203,655	14,853,614	(d)
Structured ARM Loan Trust, 2004-08 1A1	2.484%	7/25/34	2,806	2,807	(d)
Structured ARM Loan Trust, 2004-09XS A	0.792%	7/25/34	70,047	67,640	(d)
Structured ARM Loan Trust, 2005-19XS 2A1	0.722%	10/25/35	798,232	742,210	(d)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	1.142%	10/19/33	264,434	246,459	(d)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.632%	4/25/36	2,660,162	1,887,455	(d)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.602%	7/25/46	251,649	199,206	(d)
Structured Asset Securities Corp., 2002-9 A2	1.022%	10/25/27	43,357	42,369	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.772%	3/25/35	60,270	49,979	(a)(d)
Suntrust Alternative Loan Trust, 2006-1F 3A	0.772%	4/25/36	24,981,671	9,871,765	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	1.162%	9/25/44	374,585	345,847	(d)
Voyager BRSTN Delaware Trust, 2009-1 UAU7	0.672%	12/26/36	3,780,189	3,651,642	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	9,498,401	9,485,390	(d)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.551%	12/15/43	2,125,000	2,034,643	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	2,631,290	2,628,817	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2002-AR19 A6	2.453%	2/25/33	68,096	67,008	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.522%	9/25/33	20,826	21,055	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.692%	7/25/45	4,434,119	4,168,833	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	47

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.712%	10/25/45	3,672,404	$3,382,552	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A1	0.682%	11/25/45	8,979,536	8,402,066	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3	0.902%	11/25/45	30,370,092	16,255,455	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.692%	12/25/45	11,612,485	11,164,337	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-5 1A4, IO	4.978%	7/25/36	21,128,422	5,511,410	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.165%	9/25/36	320,227	284,539	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/19/22	79,412,512	78,051,461	(a)(d)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.038%	3/25/37	31,643,808	4,908,163	(d)(g)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.852%	6/25/37	12,250,132	8,833,063	(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.299%	7/15/46	450,000	461,409	(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	1,753,000	1,245,410	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,680,874
Wells Fargo Commercial Mortgage Trust, 2015-C26	3.580%	2/15/48	18,590,000	18,412,817
Wells Fargo Commercial Mortgage Trust, 2015-C28 A4	3.540%	5/15/48	10,550,000	10,597,361
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 A5	3.148%	5/15/48	16,050,000	15,682,948
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 B	3.658%	5/15/48	16,700,000	15,950,895	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	151,610	152,294	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2	2.801%	11/25/34	84,592	83,823	(d)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.524%	6/15/45	203,051	14,639	(a)(d)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	3.999%	6/15/46	4,790,000	4,297,168	(a)(d)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000	282,888	(d)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.280%	3/15/47	52,851,214	3,514,796	(d)
WF-RBS Commercial Mortgage Trust, 2014-C24 D	3.692%	11/15/47	5,830,000	4,482,307	(a)
Total Collateralized Mortgage Obligations (Cost — $2,570,565,297)				2,514,755,188
Mortgage-Backed Securities — 16.0%
FHLMC — 1.9%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/36	239,313	252,196
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	258,943	307,551

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	7/1/20-12/1/38	8,642,331	$9,605,401
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	4,655,954	4,733,923
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	6,443,348	7,338,772
Federal Home Loan Mortgage Corp. (FHLMC)	2.476%	8/1/35	1,629,657	1,727,394	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.341%	9/1/35	203,488	214,734	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.504%	9/1/35	1,045,744	1,106,715	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.561%	10/1/35	996,760	1,052,032	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.314%	12/1/35	1,285,643	1,368,113	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.704%	1/1/36	159,253	168,876	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	1.817%	2/1/37	47,701	49,428	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	1.971%	2/1/37	42,961	45,000	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	1.964%	5/1/37	146,626	152,619	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.154%	5/1/37	1,890,124	1,996,420	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.620%	5/1/37	98,207	104,728	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.805%	5/1/37	947,180	1,014,725	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.525%	6/1/37	113,507	119,845	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.730%	6/1/37	492,826	527,856	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.454%	7/1/37	1,335,982	1,420,402	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	2.675%	8/1/37	1,616,328	1,719,123	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	20,031,623	22,020,603
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/42-2/1/44	11,123,523	11,492,740
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/42-8/1/43	15,642,487	16,657,984
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/16-1/1/32	51,718	58,146
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	45,064	45,935
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	36,513,007	38,915,168
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	56,380,989	58,509,840
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	24,474	27,036
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	1,518,938	1,756,282
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	2,114,612	2,351,984
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/43-5/1/43	8,187,607	8,192,325
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	11/1/44	5,638,951	6,155,883
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/13/46	84,600,000	87,085,946	(k)
Total FHLMC				288,295,725
FNMA — 11.6%
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	9,483,148	10,593,133
Federal National Mortgage Association (FNMA)	6.500%	6/1/17-5/1/40	28,231,835	32,258,520
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	117	125

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	49

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-2/1/45	319,747,650	$348,314,478
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	54,626,253	62,038,033
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	7,840,000	7,746,247
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	20,276,737	20,197,609
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	9,192,444	10,657,993
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	4,676	5,680
Federal National Mortgage Association (FNMA)	3.000%	1/19/31	290,000,000	298,741,470	(k)
Federal National Mortgage Association (FNMA)	3.500%	1/19/31-1/13/46	116,600,000	122,078,762	(k)
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	61,313,441	67,675,916
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-12/1/45	344,517,802	355,855,653
Federal National Mortgage Association (FNMA)	2.507%	5/1/35	752,288	798,911	(d)
Federal National Mortgage Association (FNMA)	2.327%	6/1/35	370,123	393,741	(d)
Federal National Mortgage Association (FNMA)	2.808%	6/1/35	2,914,894	3,124,139	(d)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	368,279	389,593	(d)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	1,012,188	1,069,118	(d)
Federal National Mortgage Association (FNMA)	2.547%	9/1/35	1,642,299	1,750,834	(d)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	283,233	298,762	(d)
Federal National Mortgage Association (FNMA)	2.390%	10/1/35	765,962	806,827	(d)
Federal National Mortgage Association (FNMA)	2.594%	10/1/35	418,227	442,894	(d)
Federal National Mortgage Association (FNMA)	3.241%	10/1/35	781,177	828,438	(d)
Federal National Mortgage Association (FNMA)	2.199%	11/1/35	57,939	60,626	(d)
Federal National Mortgage Association (FNMA)	2.229%	11/1/35	68,783	72,105	(d)
Federal National Mortgage Association (FNMA)	2.233%	11/1/35	56,102	59,118	(d)
Federal National Mortgage Association (FNMA)	2.248%	11/1/35	85,472	89,621	(d)
Federal National Mortgage Association (FNMA)	2.263%	11/1/35	63,810	66,923	(d)
Federal National Mortgage Association (FNMA)	2.481%	12/1/35	520,617	548,275	(d)
Federal National Mortgage Association (FNMA)	2.546%	2/1/36	101,720	108,773	(d)
Federal National Mortgage Association (FNMA)	1.798%	2/1/37	4,918,155	5,139,291	(d)
Federal National Mortgage Association (FNMA)	1.398%	8/1/37	218,648	224,144	(d)
Federal National Mortgage Association (FNMA)	1.987%	8/1/37	231,802	242,932	(d)
Federal National Mortgage Association (FNMA)	2.565%	11/1/37	64,306	67,675	(d)
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-7/1/45	274,368,338	291,668,673
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-2/1/43	14,058,393	14,043,228
Federal National Mortgage Association (FNMA)	3.500%	1/1/46	14,000,000	14,422,188	(f)
Federal National Mortgage Association (FNMA)	3.500%	1/1/46	14,000,000	14,400,313	(f)
Federal National Mortgage Association (FNMA)	4.000%	1/13/46	53,400,000	56,506,379	(k)
Federal National Mortgage Association (FNMA)	5.000%	1/13/46	27,900,000	30,708,964	(k)
Total FNMA				1,774,496,104

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — 2.5%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	44,994		$49,119
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	132,479		147,798
Government National Mortgage Association (GNMA)	8.500%	11/15/27	2,441		2,451
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	8,959,986		10,303,656
Government National Mortgage Association (GNMA)	6.000%	1/15/29-12/20/40	13,539,819		15,526,593
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	15,770		16,449
Government National Mortgage Association (GNMA)	0.760%	8/20/31	800		804	(d)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	10,986,875		12,374,133
Government National Mortgage Association (GNMA)	5.000%	4/20/35-8/20/40	2,812,756		3,110,257
Government National Mortgage Association (GNMA)	4.500%	4/20/40	167,209		182,141
Government National Mortgage Association (GNMA)	3.500%	1/21/46	52,100,000		54,203,282	(k)
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	9,276,445		10,398,227
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-7/20/41	70,103,829		76,364,740
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-11/20/40	18,544,386		20,489,664
Government National Mortgage Association (GNMA) II	4.000%	4/20/44-9/20/45	35,615,135		38,196,634
Government National Mortgage Association (GNMA) II	3.500%	10/20/45	7,488,388		7,826,550
Government National Mortgage Association (GNMA) II	3.500%	1/21/46	48,100,000		50,142,374	(k)
Government National Mortgage Association (GNMA) II	4.000%	1/21/46	76,100,000		80,814,623	(k)
Total GNMA					380,149,495
Total Mortgage-Backed Securities (Cost — $2,429,963,974)					2,442,941,324
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Brazil — 0.2%
Federative Republic of Brazil, Notes (Cost — $45,566,363)	6.000%	8/15/50	111,276,505	BRL	24,299,256

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	51

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 2.9%
Consumer Discretionary — 1.3%
Auto Components — 0.0%
Schaeffler AG, USD Term Loan B	4.250%	5/15/20	1,365,337	$1,364,313	(l)(m)
Distributors — 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	9,790,672	9,678,079	(l)(m)
Diversified Consumer Services — 0.1%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,436,590	2,018,308	(l)(m)
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	7,274,743	7,208,819	(l)(m)
Total Diversified Consumer Services				9,227,127
Hotels, Restaurants & Leisure — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/12/21	15,059,961	14,956,424	(l)(m)(n)
Aristocrat Leisure Ltd., Term Loan B	4.750%	10/20/21	1,527,402	1,518,705	(l)(m)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	2,718,886	2,705,291	(l)(m)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	11,151,941	11,118,485	(l)(m)(n)
Landry’s Inc., Term Loan B	4.000%	4/24/18	2,778,466	2,760,234	(l)(m)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	3,417,301	3,346,108	(l)(m)
Total Hotels, Restaurants & Leisure				36,405,247
Household Durables — 0.0%
Jarden Corp., 2015 Term Loan B2	3.174%	7/30/22	4,556,081	4,548,965	(l)(m)
Media — 0.2%
CCO Safari III LLC, Term Loan I	3.500%	1/24/23	5,890,000	5,867,913	(l)(m)(n)
CSC Holdings Inc., New Term Loan B	2.924%	4/17/20	5,065,213	5,040,940	(l)(m)
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	436,506	426,594	(l)(m)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	15,170,899	14,832,709	(l)(m)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	3,997,400	3,874,356	(l)(m)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	2,576,000	2,496,708	(l)(m)
Ziggo Financing Partnership, USD Term Loan B3	3.500%	1/15/22	4,236,600	4,106,193	(l)(m)
Total Media				36,645,413
Multiline Retail — 0.2%
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	12,165,256	12,113,116	(l)(m)
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	15,467,865	13,652,804	(l)(m)(n)
Total Multiline Retail				25,765,920
Specialty Retail — 0.5%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	16,290,349	15,665,891	(l)(m)
CWGS Group LLC, Term Loan	5.750%	2/20/20	4,427,018	4,379,981	(l)(m)(n)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	7,829,250	7,737,256	(l)(m)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	14,584,584	14,142,496	(l)(m)
PetSmart Inc., Term Loan B	4.250%	3/11/22	16,133,994	15,695,359	(l)(m)

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Staples Inc., Term Loan B	—	4/7/21	18,550,000	$18,308,850	(n)
Total Specialty Retail				75,929,833
Total Consumer Discretionary				199,564,897
Consumer Staples — 0.0%
Household Products — 0.0%
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,946,193	1,814,824	(l)(m)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	12,446,339	7,931,430	(l)(m)
Health Care — 0.4%
Health Care Providers & Services — 0.2%
Air Medical Group Holdings Inc., Term Loan B	4.500%	4/28/22	12,457,575	11,998,201	(l)(m)
Envision Healthcare Corp., Initial Term Loan	4.250%	5/25/18	9,779,090	9,717,971	(l)(m)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	13,068,934	12,698,652	(l)(m)
Total Health Care Providers & Services				34,414,824
Pharmaceuticals — 0.2%
Akorn Inc., Term Loan B	6.000%	4/16/21	3,950,000	3,836,438	(l)(m)
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	12,058,137	11,600,928	(l)(m)
Valeant Pharmaceuticals International, Term Loan B F1	4.000%	4/1/22	10,609,825	10,207,532	(l)(m)
Total Pharmaceuticals				25,644,898
Total Health Care				60,059,722
Industrials — 0.3%
Aerospace & Defense — 0.0%
BE Aerospace Inc., 2014 Term Loan B	4.000%	12/16/21	2,981,490	2,980,560	(l)(m)
Air Freight & Logistics — 0.0%
XPO Logistics Inc., Term Loan	5.500%	11/1/21	5,420,000	5,392,900	(l)(m)
Airlines — 0.1%
American Airlines Inc., New Term Loan	3.250%	6/26/20	13,313,560	13,120,992	(l)(m)(n)
Commercial Services & Supplies — 0.1%
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	2,829,269	2,749,342	(l)(m)
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	4,346,817	4,204,868	(l)(m)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	2,102,929	2,034,584	(l)(m)
Total Commercial Services & Supplies				8,988,794
Construction & Engineering — 0.0%
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	5,779,869	4,883,989	(l)(m)
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	6,324,376	5,676,127	(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	53

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	1,777,544	$1,504,988	(l)(m)
Total Machinery				7,181,115
Transportation Infrastructure — 0.0%
Flying Fortress Inc., New Term Loan	3.500%	4/30/20	5,510,000	5,484,748	(l)(m)
Total Industrials				48,033,098
Information Technology — 0.2%
Electronic Equipment, Instruments & Components — 0.0%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/20/20	2,443,750	2,405,058	(l)(m)
IT Services — 0.1%
First Data Corp., New 2018 Extended Term Loan	3.918%	3/24/18	14,556,443	14,343,293	(l)(m)
First Data Corp., New 2018 Term Loan	3.918%	9/24/18	5,000,000	4,930,000	(l)(m)
Total IT Services				19,273,293
Software — 0.1%
Activision Blizzard Inc., Term Loan B	—	10/12/20	5,135,000	5,124,571	(n)
Total Information Technology				26,802,922
Materials — 0.0%
Containers & Packaging — 0.0%
Berry Plastics Holding Corp., Term Loan F	4.000%	10/1/22	2,190,804	2,169,443	(l)(m)
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	7,049,523	5,240,143	(l)(m)
Total Materials				7,409,586
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	10,573,825	9,981,691	(l)(m)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	14,144,183	13,822,007	(l)(m)
Total Diversified Telecommunication Services				23,803,698
Wireless Telecommunication Services — 0.1%
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	750,000	747,857	(l)(m)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	10,920,000	10,906,350	(l)(m)
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	3,860,825	3,800,500	(l)(m)
Total Wireless Telecommunication Services				15,454,707
Total Telecommunication Services				39,258,405
Utilities — 0.3%
Electric Utilities — 0.0%
EFS Cogen Holdings I LLC, Term Loan B	3.750%	12/17/20	2,765,273	2,671,945	(l)(m)

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	36,950,000		$36,788,344	(l)(m)
NRG Energy Inc., Refi Term Loan B	2.750%	7/2/18	6,784,932		6,596,229	(l)(m)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	2,675,331		2,648,578	(l)(m)
Total Independent Power and Renewable Electricity Producers					46,033,151
Total Utilities					48,705,096
Total Senior Loans (Cost — $457,032,932)					439,579,980
Sovereign Bonds — 5.6%
Brazil — 0.5%
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	27,780,000		20,140,500
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	12,650,000		8,443,875
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	208,143,000	BRL	50,081,639
Federative Republic of Brazil, Senior Notes	2.625%	1/5/23	4,490,000		3,412,400
Total Brazil					82,078,414
China — 0.5%
China Government Bond, Senior Bonds	3.380%	11/21/24	115,500,000	CNY	17,491,484	(i)
China Government Bond, Senior Bonds	3.390%	5/21/25	59,000,000	CNY	8,935,044	(i)
China Government Bond, Senior Bonds	3.310%	11/30/25	273,500,000	CNY	41,280,237	(i)
Total China					67,706,765
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	15,790,000		14,408,375
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	21,970,000		21,045,107	(i)
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		354,424	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		336,022	(i)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		528,267	(i)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		7,922,423	(i)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,767,000		1,893,012	(a)
Total Indonesia					32,079,255
Mexico — 2.5%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,800,000		1,971,000
United Mexican States, Senior Bonds	8.000%	6/11/20	70,565,000	MXN	4,505,781
United Mexican States, Senior Bonds	6.500%	6/9/22	2,260,389,800	MXN	134,955,678
United Mexican States, Senior Bonds	10.000%	12/5/24	324,780,000	MXN	23,722,631
United Mexican States, Senior Bonds	7.750%	11/13/42	2,134,316,200	MXN	135,320,811
United Mexican States, Senior Notes	4.000%	10/2/23	374,000		378,862
United Mexican States, Senior Notes	3.600%	1/30/25	18,840,000		18,359,580
United Mexican States, Senior Notes	4.750%	3/8/44	5,528,000		5,036,008

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	55

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Senior Notes	5.550%	1/21/45	52,020,000		$53,320,500
United Mexican States, Senior Notes	4.600%	1/23/46	1,215,000		1,075,275
Total Mexico					378,646,126
Peru — 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,330,000		2,691,150
Republic of Peru, Senior Bonds	5.625%	11/18/50	13,920,000		14,198,400
Total Peru					16,889,550
Poland — 1.2%
Republic of Poland, Bonds	3.250%	7/25/25	529,100,000	PLN	138,728,694
Republic of Poland, Senior Notes	4.000%	1/22/24	36,460,000		38,355,920
Total Poland					177,084,614
Portugal — 0.1%
Republic of Portugal, Notes	5.125%	10/15/24	17,790,000		18,088,872	(a)
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	9,973,390		11,948,979	(i)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	5,319,300		6,372,979	(a)
Russian Foreign Bond — Eurobond, Senior Notes	4.500%	4/4/22	13,800,000		13,882,165	(i)
Total Russia					32,204,123
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,965,000		6,307,415
Republic of Turkey, Senior Bonds	5.750%	3/22/24	12,400,000		13,100,848
Republic of Turkey, Senior Notes	4.875%	4/16/43	15,900,000		13,992,000
Total Turkey					33,400,263
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $991,919,873)					852,586,358
U.S. Government & Agency Obligations — 18.5%
U.S. Government Agencies — 1.6%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000		3,357,869
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000		63,740,236
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	86,850,000		80,424,490
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000		13,174,324
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	320,000		302,960
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000		1,210,784
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,895,000		3,794,275
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000		14,145,955
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	6,598,000		6,357,133
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000		11,421,733

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	728,000	$674,968
Residual Funding Corp. Principal Strip, Bonds	0.000%	10/15/19	1,750,000	1,629,303
Residual Funding Corp. Principal Strip, Bonds	0.000%	10/15/20	21,820,000	19,744,896
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,181,070
Tennessee Valley Authority, Notes	5.250%	9/15/39	16,493,000	19,822,854
Total U.S. Government Agencies				240,982,850
U.S. Government Obligations — 16.9%
U.S. Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,666,304
U.S. Department of Housing and Urban Development, Senior Notes	2.350%	8/1/21	10,000,000	10,056,820
U.S. Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	9,062,298
U.S. Treasury Bonds	3.375%	5/15/44	391,675,000	420,346,785
U.S. Treasury Bonds	3.000%	11/15/44	282,340,000	281,314,259
U.S. Treasury Bonds	3.000%	5/15/45	373,260,000	371,554,202
U.S. Treasury Bonds	2.875%	8/15/45	3,470,000	3,370,102
U.S. Treasury Bonds	3.000%	11/15/45	170,380,000	169,867,497
U.S. Treasury Notes	1.500%	7/31/16	720,000	723,628
U.S. Treasury Notes	0.625%	11/30/17	12,450,000	12,346,902
U.S. Treasury Notes	0.875%	11/30/17	4,420,000	4,407,222
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,660,958
U.S. Treasury Notes	1.625%	7/31/19	44,020,000	44,173,057
U.S. Treasury Notes	1.750%	9/30/19	6,760,000	6,805,684
U.S. Treasury Notes	1.500%	10/31/19	5,510,000	5,492,781
U.S. Treasury Notes	1.500%	11/30/19	76,189,000	75,885,463
U.S. Treasury Notes	1.250%	1/31/20	46,750,000	46,030,471
U.S. Treasury Notes	1.375%	9/30/20	101,620,000	99,865,429
U.S. Treasury Notes	1.375%	10/31/20	155,180,000	152,440,142
U.S. Treasury Notes	1.625%	11/30/20	330,000	328,040
U.S. Treasury Notes	2.125%	12/31/21	11,060,000	11,157,638
U.S. Treasury Notes	1.750%	3/31/22	433,420,000	426,749,233
U.S. Treasury Notes	1.875%	8/31/22	89,000	87,974
U.S. Treasury Notes	1.750%	9/30/22	100,000,000	98,015,600
U.S. Treasury Notes	1.875%	10/31/22	104,020,000	102,703,523
U.S. Treasury Notes	2.000%	11/30/22	30,000	29,836
U.S. Treasury Notes	2.375%	8/15/24	153,595,000	155,196,996
U.S. Treasury Notes	2.250%	11/15/25	45,040,000	44,939,696
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	4,973,282

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	57

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	26,530,000	$11,452,152
Total U.S. Government Obligations				2,575,703,974
Total U.S. Government & Agency Obligations (Cost — $2,800,653,658)				2,816,686,824
U.S. Treasury Inflation Protected Securities — 2.2%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,839,039	12,761,418
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	11,458,144	13,566,557
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	89,111,423	78,285,811
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	53,431,409	45,216,329
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	14,613,846	14,872,628
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	88,508,053	77,188,669
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	94,065,743	91,072,289
Total U.S. Treasury Inflation Protected Securities (Cost — $345,159,594)				332,963,701

			Shares
Common Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC (Cost — $9,649,957)			80,790	0	*(e)(f)(g)
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		454,841	11,534,768	(d)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	6.692%		82,775	2,151,322	(d)
Total Preferred Stocks (Cost — $13,228,694)				13,686,090

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.1%
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.25 Index, Call @ $103.00		1/20/16	45,800,000	20,136
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.25 Index, Call @ 80 basis points spread		1/20/16	4,110,000	601
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.25 Index, Call @ $103.00		1/20/16	103,188,000	45,367
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.25 Index, Call @ 80 basis points spread		1/20/16	153,290,000	22,413

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — continued
Eurodollar 1-Year Mid Curve Futures, Call @ $98.75		3/11/16	1,082	$148,775
Eurodollar 1-Year Mid Curve Futures, Put @ $98.63		1/15/16	3,194	419,212
Eurodollar 1-Year Mid Curve Futures, Put @ $98.75		1/15/16	2,117	740,950
Eurodollar 1-Year Mid Curve Futures, Put @ $98.88		1/15/16	2,317	1,491,569
Eurodollar Futures, Call @ $99.50		3/14/16	3,456	43,200
Eurodollar Futures, Put @ $99.38		3/14/16	16,787	5,141,019
U.S. Treasury 5-Year Notes Futures, Call @ $118.25		1/22/16	392	153,125
U.S. Treasury 5-Year Notes Futures, Call @ $118.50		1/22/16	1,676	458,282
U.S. Treasury 5-Year Notes Futures, Call @ $118.75		1/22/16	428	76,906
U.S. Treasury 10-Year Notes Futures, Call @ $126.00		1/22/16	430	221,719
U.S. Treasury Long-Term Bonds Futures, Call @ $154.00		1/22/16	310	406,875
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00		1/22/16	70	63,437
U.S. Treasury Long-Term Bonds Futures, Put @ $155.00		1/22/16	695	1,498,594
Total Purchased Options (Cost — $6,712,306)				10,952,180
Total Investments before Short-Term Investments (Cost — $15,612,325,372)				15,294,872,742

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.4%
U.S. Government Agencies — 2.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.017%	2/4/16	50,000,000	49,991,972	(o)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	2/23/16	75,000,000	74,977,917	(o)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.160%	3/16/16	50,000,000	49,970,000	(o)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	1/8/16	62,500,000	62,498,177	(o)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	2/3/16	20,000,000	19,995,967	(o)
Federal National Mortgage Association (FNMA), Discount Notes	0.260%	2/10/16	55,000,000	54,984,111	(o)
Total U.S. Government Agencies (Cost — $312,431,477)				312,418,144
Repurchase Agreements — 0.7%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/15; Proceeds at maturity — $32,001,209; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value — $32,640,000)	0.340%	1/4/16	32,000,000	32,000,000

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	59

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — continued
Goldman Sachs & Co. repurchase agreement dated 12/31/15; Proceeds at maturity — $68,002,267; (Fully collateralized by U.S. government agency obligations, 1.700% due 2/26/20; Market value — $69,389,315)	0.300%	1/4/16	68,000,000	$68,000,000
Total Repurchase Agreements (Cost — $100,000,000)				100,000,000

			Shares
Money Market Funds — 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $252,400,472)	0.073%		252,400,472	252,400,472
Total Short-Term Investments (Cost — $664,831,949)				664,818,616
Total Investments — 104.9% (Cost — $16,277,157,321#)				15,959,691,358
Liabilities in Excess of Other Assets — (4.9)%				(745,189,248)
Total Net Assets — 100.0%				$15,214,502,110

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of December 31, 2015.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security (unaudited).

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Represents an unfunded commitment as of December 31, 2015. The interest rate is to be determined.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2015, the Fund held TBA securities with a total cost of $779,726,528 (See Note 1).

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of December 31, 2015. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2015 Annual Report

Western Asset Core Plus Bond Fund

(o)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $16,298,466,765.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
GBP	— British Pound
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PLN	— Polish Zloty
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Security	Rate	Maturity Date	Face Amount	Value
Securities Sold Short‡
Mortgage-Backed Securities — (0.7)%
FNMA — (0.7)%
Federal National Mortgage Association (FNMA) (Proceeds — $(100,270,922))	3.500%	1/14/46	(97,100,000)	$(100,180,323	) (a)

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (TBA) basis and is part of a mortgage dollar roll agreement (see Note 1).

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Euro Futures, Call	1/8/16	$1.08	198	$284,625
Euro Futures, Call	1/8/16	1.09	1,117	781,900
Euro Futures, Call	2/5/16	1.10	147	158,025
Euro Futures, Put	1/8/16	1.06	176	8,800
Euro Futures, Put	1/8/16	1.08	25	9,062
Euro Futures, Put	1/8/16	1.07	246	30,750
Euro Futures, Put	1/8/16	1.09	447	391,125
Euro Futures, Put	2/5/16	1.07	120	97,500
Euro Futures, Put	2/5/16	1.06	275	140,937
Euro Futures, Put	2/5/16	1.08	531	657,113
Eurodollar 1-Year Mid Curve Futures, Put	1/15/16	98.50	6,416	200,500
Eurodollar Futures, Call	3/14/16	99.38	865	27,031
Eurodollar Futures, Call	6/13/16	99.25	112	9,100
Eurodollar Futures, Call	6/13/16	99.00	424	151,050

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	61

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Plus Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Value
Eurodollar Futures, Put	3/14/16	$99.25		21,084	$1,976,625
U.S. Dollar/Brazilian Real, Call	1/14/16	4.05	BRL	77,980,000	890,142
U.S. Treasury 5-Year Notes Futures, Call	1/22/16	119.00		650	76,172
U.S. Treasury 5-Year Notes Futures, Call	2/19/16	119.00		219	58,172
U.S. Treasury 5-Year Notes Futures, Call	2/19/16	118.75		1,205	423,633
U.S. Treasury 5-Year Notes Futures, Put	1/22/16	117.75		241	33,891
U.S. Treasury 5-Year Notes Futures, Put	1/22/16	118.00		527	115,281
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	129.00		109	3,406
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	128.00		489	30,562
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	127.50		831	90,891
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	127.00		1,207	226,313
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	126.50		1,248	390,000
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	127.50		118	38,719
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	130.00		645	50,391
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	128.00		367	86,016
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	126.50		603	376,875
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	127.00		3,663	1,659,797
U.S. Treasury 10-Year Notes Futures, Put	1/22/16	124.00		109	8,516
U.S. Treasury 10-Year Notes Futures, Put	1/22/16	125.00		419	98,203
U.S. Treasury 10-Year Notes Futures, Put	2/19/16	123.50		118	20,281
U.S. Treasury 10-Year Notes Futures, Put	2/19/16	125.00		891	445,500
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	159.00		108	18,562
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	158.00		741	196,828
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	156.00		390	237,656
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	157.00		1,186	481,813
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	163.00		13	2,844
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	157.00		121	126,672
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	158.00		627	509,438
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	151.00		263	123,281
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	152.00		400	293,750
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	154.00		216	337,500
U.S. Treasury Long-Term Bonds Futures, Put	2/19/16	152.00		110	163,281
U.S. Treasury Long-Term Bonds Futures, Put	2/19/16	148.00		627	303,703
Total Written Options (Premiums received — $17,687,251)					$12,842,232

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2015 Annual Report

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $16,277,157,321)	$15,959,691,358
Foreign currency, at value (Cost — $20,023,322)	19,511,525
Cash	5,063,606
Receivable for securities sold	376,583,871
Interest receivable	104,686,634
Deposits with brokers for open futures contracts	59,563,776
Unrealized appreciation on forward foreign currency contracts	41,061,924
Deposits with brokers for centrally cleared swap contracts	38,499,207
Receivable for Fund shares sold	29,219,146
Receivable from broker — variation margin on open futures contracts	8,203,305
Foreign currency collateral for open futures contracts, at value (Cost — $2,525,434)	2,684,995
OTC swaps, at value (premiums paid — $1,610,780)	1,607,363
Deposits with brokers for OTC swap contracts	1,294,000
Principal paydown receivable	753,054
Deposits with brokers for TBA securities	80,000
Receivable for open OTC swap contracts	78,328
Prepaid expenses	425,625
Other assets	2,308,383
Total Assets	16,651,316,100

Liabilities:
Payable for securities purchased	1,179,893,574
Payable for Fund shares repurchased	109,949,856
Investments sold short, at value (proceeds received — $100,270,922)	100,180,323
Written options, at value (premiums received — $17,687,251)	12,842,232
Unrealized depreciation on forward foreign currency contracts	12,527,783
Distributions payable	6,388,733
Payable to broker — variation margin on centrally cleared swaps	5,626,034
Investment management fee payable	3,921,331
OTC swaps, at value (premiums received — $343,797)	1,225,709
Service and/or distribution fees payable	565,999
Payable for open OTC swap contracts	312,234
Directors’ fees payable	91,546
Accrued expenses	3,288,636
Total Liabilities	1,436,813,990
Total Net Assets	$15,214,502,110

Net Assets:
Par value (Note 7)	$1,330,989
Paid-in capital in excess of par value	15,569,380,168
Undistributed net investment income	76,028,539
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(130,233,381)
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(302,004,205)
Total Net Assets	$15,214,502,110

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	63

Statement of assets and liabilities (cont’d)

December 31, 2015

Net Assets:
Class A	$492,182,399
Class C	$120,683,283
Class C1	$27,661,861
Class FI	$1,541,758,958
Class R	$52,968,925
Class I	$9,648,911,260
Class IS	$3,330,335,424

Shares Outstanding:
Class A	43,096,595
Class C	10,552,962
Class C1	2,421,149
Class FI	134,827,535
Class R	4,640,908
Class I	844,037,141
Class IS	291,412,331

Net Asset Value:
Class A (and redemption price)	$11.42
Class C*	$11.44
Class C1*	$11.43
Class FI (and redemption price)	$11.44
Class R (and redemption price)	$11.41
Class I (and redemption price)	$11.43
Class IS (and redemption price)	$11.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.93

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$514,665,712
Dividends	1,086,860
Less: Foreign taxes withheld	(159)
Total Investment Income	515,752,413

Expenses:
Investment management fee (Note 2)	59,398,169
Transfer agent fees (Note 5)	12,272,832
Service and/or distribution fees (Notes 2 and 5)	6,606,339
Fund accounting fees	916,340
Legal fees	645,949
Directors’ fees	496,981
Registration fees	279,508
Insurance	162,106
Shareholder reports	152,903
Audit and tax fees	77,759
Custody fees	20,000
Commitment fees (Note 8)	18,736
Fees recaptured by investment manager (Note 2)	9,549
Miscellaneous expenses	73,932
Total Expenses	81,131,103
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,842,508)
Net Expenses	75,288,595
Net Investment Income	440,463,818

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	20,339,469
Futures contracts	113,231,101
Written options	137,917,762
Swap contracts	19,663,798
Foreign currency transactions	(3,428,359)
Net Realized Gain	287,723,771
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	(604,315,165)
Futures contracts	(6,555,638)
Written options	3,554,049
Securities sold short	90,599
Swap contracts	4,313,218
Foreign currencies	27,112,873
Change in Net Unrealized Appreciation (Depreciation)	(575,800,064)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(288,076,293)
Increase in Net Assets From Operations	$152,387,525

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	65

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$440,463,818	$344,278,210
Net realized gain	287,723,771	85,592,352
Change in net unrealized appreciation (depreciation)	(575,800,064)	323,458,739
Increase in Net Assets From Operations	152,387,525	753,329,301

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(450,839,484)	(351,841,130)
Decrease in Net Assets From Distributions to Shareholders	(450,839,484)	(351,841,130)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,709,187,780	9,124,857,150
Reinvestment of distributions	385,458,599	296,767,555
Cost of shares repurchased	(3,475,730,744)	(6,678,425,074)
Increase in Net Assets From Fund Share Transactions	2,618,915,635	2,743,199,631
Increase in Net Assets	2,320,463,676	3,144,687,802

Net Assets:
Beginning of year	12,894,038,434	9,749,350,632
End of year*	$15,214,502,110	$12,894,038,434
* Includes undistributed net investment income of:	$76,028,539	$61,666,595

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2015 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.63	$11.19	$11.67	$11.34

Income (loss) from operations:
Net investment income	0.30	0.35	0.31	0.21
Net realized and unrealized gain (loss)	(0.20)	0.46	(0.47)	0.34
Total income (loss) from operations	0.10	0.81	(0.16)	0.55

Less distributions from:
Net investment income	(0.31)	(0.37)	(0.32)	(0.22)
Total distributions	(0.31)	(0.37)	(0.32)	(0.22)

Net asset value, end of year	$11.42	$11.63	$11.19	$11.67
Total return[3]	0.76%	7.36%	(1.34)%	4.88%

Net assets, end of year (000s)	$492,182	$277,366	$151,890	$162,174

Ratios to average net assets:
Gross expenses	0.89%	0.78%	0.79%	0.81%[4]
Net expenses[5]	0.89	0.78	0.79	0.81 [4,6]
Net investment income	2.58	2.99	2.71	2.67 [4]

Portfolio turnover rate[7]	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306% and 385% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	67

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.65	$11.20	$11.68	$11.34

Income (loss) from operations:
Net investment income	0.23	0.26	0.22	0.14
Net realized and unrealized gain (loss)	(0.20)	0.47	(0.46)	0.36
Total income (loss) from operations	0.03	0.73	(0.24)	0.50

Less distributions from:
Net investment income	(0.24)	(0.28)	(0.24)	(0.16)
Total distributions	(0.24)	(0.28)	(0.24)	(0.16)

Net asset value, end of year	$11.44	$11.65	$11.20	$11.68
Total return[3]	0.22%	6.53%	(2.09)%	4.45%

Net assets, end of year (000s)	$120,683	$53,446	$11,482	$6,146

Ratios to average net assets:
Gross expenses	1.52%	1.53%[4]	1.59%	1.48%[5]
Net expenses[6]	1.52	1.53 [4,7]	1.57 [7]	1.48 [5,7]
Net investment income	1.99	2.26	1.97	1.89 [5]

Portfolio turnover rate[8]	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306% and 385% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.63	$11.18	$11.66	$11.67

Income (loss) from operations:
Net investment income	0.27	0.31	0.26	0.06
Net realized and unrealized gain (loss)	(0.20)	0.45	(0.47)	(0.01)
Total income (loss) from operations	0.07	0.76	(0.21)	0.05

Less distributions from:
Net investment income	(0.27)	(0.31)	(0.27)	(0.06)
Total distributions	(0.27)	(0.31)	(0.27)	(0.06)

Net asset value, end of year	$11.43	$11.63	$11.18	$11.66
Total return[3]	0.63%	6.89%	(1.78)%	0.47%

Net assets, end of year (000s)	$27,662	$30,785	$33,072	$44,839

Ratios to average net assets:
Gross expenses	1.20%	1.24%	1.24%	1.26%[4]
Net expenses[5]	1.20	1.24	1.24	1.26 [4,6]
Net investment income	2.29	2.65	2.24	2.22 [4]

Portfolio turnover rate[7]	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306% and 385% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	69

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.64	$11.19	$11.67	$11.10	$10.78

Income (loss) from operations:
Net investment income	0.31	0.36	0.31	0.32	0.33
Net realized and unrealized gain (loss)	(0.19)	0.45	(0.46)	0.59	0.35
Total income (loss) from operations	0.12	0.81	(0.15)	0.91	0.68

Less distributions from:
Net investment income	(0.32)	(0.36)	(0.33)	(0.34)	(0.36)
Total distributions	(0.32)	(0.36)	(0.33)	(0.34)	(0.36)

Net asset value, end of year	$11.44	$11.64	$11.19	$11.67	$11.10
Total return[2]	0.99%	7.35%	(1.32)%	8.25%	6.37%

Net assets, end of year (000s)	$1,541,759	$1,853,440	$3,111,153	$2,934,467	$2,122,142

Ratios to average net assets:
Gross expenses	0.84%	0.81%	0.82%	0.75%	0.78%
Net expenses[3]	0.84	0.80 [4]	0.77 [4]	0.73 [4]	0.70 [4]
Net investment income	2.64	3.12	2.74	2.79	3.04

Portfolio turnover rate[5]	93%	78%	109%	127%	170%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that the annual operating expenses did not exceed 0.78%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that the annual operating expenses did not exceed 0.74%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.70%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306%, 385% and 734% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

70	Western Asset Core Plus Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.62	$11.18	$11.66	$11.34

Income (loss) from operations:
Net investment income	0.28	0.31	0.28	0.19
Net realized and unrealized gain (loss)	(0.21)	0.45	(0.48)	0.33
Total income (loss) from operations	0.07	0.76	(0.20)	0.52

Less distributions from:
Net investment income	(0.28)	(0.32)	(0.28)	(0.20)
Total distributions	(0.28)	(0.32)	(0.28)	(0.20)

Net asset value, end of year	$11.41	$11.62	$11.18	$11.66
Total return[3]	0.62%	6.89%	(1.70)%	4.57%

Net assets, end of year (000s)	$52,969	$10,615	$1,292	$451

Ratios to average net assets:
Gross expenses	1.14%[4]	1.27%[4]	1.33%[4]	1.24%[5]
Net expenses[6]	1.14 [4]	1.15 [4,7]	1.15 [4,7]	1.02 [5,7]
Net investment income	2.42	2.71	2.51	2.45 [5]

Portfolio turnover rate[8]	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306% and 385% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	71

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.64	$11.19	$11.67	$11.11	$10.78

Income (loss) from operations:
Net investment income	0.35	0.39	0.34	0.35	0.36
Net realized and unrealized gain (loss)	(0.20)	0.46	(0.46)	0.58	0.35
Total income (loss) from operations	0.15	0.85	(0.12)	0.93	0.71

Less distributions from:
Net investment income	(0.36)	(0.40)	(0.36)	(0.37)	(0.38)
Total distributions	(0.36)	(0.40)	(0.36)	(0.37)	(0.38)

Net asset value, end of year	$11.43	$11.64	$11.19	$11.67	$11.11
Total return[2]	1.29%	7.68%	(1.07)%	8.44%	6.72%

Net assets, end of year (000s)	$9,648,911	$7,498,783	$4,032,933	$4,787,737	$4,698,991

Ratios to average net assets:
Gross expenses	0.52%	0.49%	0.51%	0.46%	0.45%
Net expenses	0.45 [3,4]	0.49 [3,4]	0.51	0.46 [3]	0.45
Net investment income	3.05	3.39	2.98	3.06	3.28

Portfolio turnover rate[5]	93%	78%	109%	127%	170%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306%, 385% and 734% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

72	Western Asset Core Plus Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.64	$11.19	$11.67	$11.10	$10.78

Income (loss) from operations:
Net investment income	0.36	0.40	0.35	0.35	0.36
Net realized and unrealized gain (loss)	(0.21)	0.46	(0.46)	0.59	0.35
Total income (loss) from operations	0.15	0.86	(0.11)	0.94	0.71

Less distributions from:
Net investment income	(0.36)	(0.41)	(0.37)	(0.37)	(0.39)
Total distributions	(0.36)	(0.41)	(0.37)	(0.37)	(0.39)

Net asset value, end of year	$11.43	$11.64	$11.19	$11.67	$11.10
Total return[2]	1.32%	7.75%	(0.98)%	8.57%	6.65%

Net assets, end of year (000s)	$3,330,335	$3,169,603	$2,407,529	$2,445,582	$2,131,029

Ratios to average net assets:
Gross expenses	0.42%[3]	0.43%	0.43%[3]	0.43%	0.43%
Net expenses	0.42 [3,4]	0.43 [4,5]	0.43 [3,4]	0.43 [4,5]	0.43
Net investment income	3.07	3.45	3.08	3.09	3.30

Portfolio turnover rate[6]	93%	78%	109%	127%	170%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 244%, 229%, 306%, 385% and 734% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	73

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

74	Western Asset Core Plus Bond Fund 2015 Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Core Plus Bond Fund 2015 Annual Report	75

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$1,686,598,902	$87,788,611		$1,774,387,513
Other corporate bonds & notes	—	3,036,333,258	—		3,036,333,258
Asset-backed securities	—	700,075,523	335,625,547		1,035,701,070
Collateralized mortgage obligations	—	2,480,825,537	33,929,651		2,514,755,188
Mortgage-backed securities	—	2,414,118,823	28,822,501		2,442,941,324
Non-U.S. Treasury inflation protected securities	—	24,299,256	—		24,299,256
Senior loans:
Industrials	—	41,114,525	6,918,573		48,033,098
Utilities	—	46,056,518	2,648,578		48,705,096
Other senior loans	—	342,841,786			342,841,786
Sovereign bonds	—	852,586,358	—		852,586,358
U.S. government & agency obligations	—	2,816,686,824	—		2,816,686,824
U.S. Treasury inflation protected securities	—	332,963,701	—		332,963,701
Common stocks	—	—	0	*	0	*
Preferred stocks	$13,686,090	—	—		13,686,090
Purchased options	10,863,663	88,517	—		10,952,180
Total long-term investments	$24,549,753	$14,774,589,528	$495,733,461		$15,294,872,742
Short-term investments†:
U.S. government & agency obligations	—	$312,418,144	—		$312,418,144
Repurchase agreements	—	100,000,000	—		100,000,000
Money market funds	$252,400,472	—			252,400,472
Total short-term investments	252,400,472	412,418,144	—		664,818,616
Total investments	$276,950,225	$15,187,007,672	$495,733,461		$15,959,691,358
Other assets	—	$2,308,383	—		$2,308,383
Other financial instruments:
Futures contracts	$18,665,029	—	—		18,665,029
Forward foreign currency contracts	—	41,061,924	—		41,061,924
OTC credit default swaps on corporate issues — sell protection‡	—	1,296,436	—		1,296,436
OTC credit default swaps on corporate issues — buy protection‡	—	28,371	—		28,371
OTC credit default swaps on credit indices — sell protection‡	—	282,556	—		282,556
Centrally cleared interest rate swaps	—	7,739,580	—		7,739,580
Centrally cleared credit default swaps on credit indices — sell protection	—	354,849	—		354,849
Total other financial instruments	$18,665,029	$53,072,099	—		$71,737,128
Total	$295,615,254	$15,240,079,771	$495,733,461		$16,031,428,486

76	Western Asset Core Plus Bond Fund 2015 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	—	$100,180,323	—	$100,180,323
Written options	$11,952,090	890,142	—	12,842,232
Futures contracts	18,077,386	—	—	18,077,386
Forward foreign currency contracts	—	12,527,783	—	12,527,783
OTC interest rate swaps‡	—	1,005,202	—	1,005,202
OTC credit default swaps on corporate issues — sell protection‡	—	113,382	—	113,382
OTC credit default swaps on corporate issues — buy protection‡	—	107,125	—	107,125
Centrally cleared interest rate swaps	—	22,615,118	—	22,615,118
Centrally cleared credit default swaps on credit indices — sell protection	—	2,486,183	—	2,486,183
Total	$30,029,476	$139,925,258	—	$169,954,734

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes					Senior Loans
Investments in Securities	Financials		Asset Backed Securities	Collateralized Mortgage Obligations	Mortgage- Backed Securities	Industrials	Utilities	Common Stocks		Total
Balance as of December 31, 2014	$0	*	$22,000,000	—	—	—	—	$0	*	$22,000,000
Accrued premiums/discounts	20,772		(11,638)	$81,262	—	$(1,744)	—	—		88,652
Realized gain (loss)[1]	—		4,432	13,056	—	—	—	—		17,488
Change in unrealized appreciation (depreciation)[2]	(4,094,018)		(487,197)	1,429,988	—	(76,246)	—	—		(3,227,473)
Purchases	91,861,857		322,631,084	46,175,345	$28,822,501	2,112,574	—	—		491,603,361
Sales	—		(13,649,041)	(13,770,000)	—	—	—	—		(27,419,041)
Transfers into Level 3[3]	—		18,828,984	—	—	4,883,989	$2,648,578	—		26,361,551
Transfers out of Level 3[4]	—		(13,691,077)	—	—	—	—	—		(13,691,077)
Balance as of December 31, 2015	$87,788,611		$335,625,547	$33,929,651	$28,822,501	$6,918,573	$2,648,578	$0	*	$495,733,461
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	$(4,094,018)		$(332,120)	$1,429,988	—	$(76,246)	—	—		$(3,072,396)

Western Asset Core Plus Bond Fund 2015 Annual Report	77

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2015, the Fund held collateral received from Bank of America Securities LLC and Morgan Stanley & Co. Inc. in the amounts of $248,685 and $243,816 for TBA securities.

78	Western Asset Core Plus Bond Fund 2015 Annual Report

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

Western Asset Core Plus Bond Fund 2015 Annual Report	79

Notes to financial statements (cont’d)

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

80	Western Asset Core Plus Bond Fund 2015 Annual Report

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(m) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2015, the total notional value of all OTC credit default swaps to sell protection was $76,528,956. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to

82	Western Asset Core Plus Bond Fund 2015 Annual Report

the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Core Plus Bond Fund 2015 Annual Report	83

Notes to financial statements (cont’d)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

84	Western Asset Core Plus Bond Fund 2015 Annual Report

(o) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(p) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Core Plus Bond Fund 2015 Annual Report	85

Notes to financial statements (cont’d)

(r) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

86	Western Asset Core Plus Bond Fund 2015 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $26,595,724. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,294,000, which could be used to reduce the required payment.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Core Plus Bond Fund 2015 Annual Report	87

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$24,737,610	$(24,737,610)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps contracts and book/tax differences in the treatment of Treasury Inflation Protected Securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed: 0.90%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

88	Western Asset Core Plus Bond Fund 2015 Annual Report

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $5,842,508.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class C	Class FI	Class I
Expires December 31, 2016	$2	$153,572	$331,456
Expires December 31, 2017	—	—	5,842,508
Total fee waivers/expense reimbursements subject to recapture	$2	$153,572	$6,173,964

For the year ended December 31, 2015, LMPFA recaptured $6,579 and $2,970 for Class R and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $121,692 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$11,395	$29,478

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

Western Asset Core Plus Bond Fund 2015 Annual Report	89

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$5,180,413,417	$32,426,209,892
Sales	2,819,269,848	31,710,759,984

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$254,361,790
Gross unrealized depreciation	(593,137,197)
Net unrealized depreciation	$(338,775,407)

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,041	6/16	$257,136,233	$257,907,750	$771,517
90-Day Eurodollar	2,272	3/17	560,666,097	560,161,600	(504,497)
90-Day Eurodollar	1,333	6/17	328,378,757	328,151,275	(227,482)
Canadian Dollar	204	3/16	15,094,623	14,755,320	(339,303)
Euro BTP	339	3/16	50,472,486	50,810,857	338,371
Euro-Bobl	2,243	3/16	320,789,525	318,518,554	(2,270,971)
U.S. Treasury 2-Year Notes	502	3/16	109,038,616	109,051,657	13,041
U.S. Treasury 5-Year Notes	23,477	3/16	2,781,109,338	2,777,805,988	(3,303,350)
U.S. Treasury Long-Term Bonds	2,703	3/16	417,626,082	415,586,250	(2,039,832)
U.S. Treasury Ultra Long-Term Bonds	3,559	3/16	561,212,442	564,768,813	3,556,371
					(4,006,135)
Contracts to Sell:
90-Day Eurodollar	20,109	3/16	$4,996,686,621	$4,990,299,713	$6,386,908
90-Day Eurodollar	1,874	12/16	463,200,110	462,737,450	462,660
Australian Dollar	26	3/16	1,879,089	1,889,160	(10,071)
British Pound	57	3/16	5,365,296	5,248,988	116,308
Euro	4,422	3/16	602,513,129	601,723,651	789,478
Euro-Bund	1,029	3/16	179,021,286	176,596,495	2,424,791
Japanese Yen	4,263	3/16	434,636,214	444,018,094	(9,381,880)
U.S. Treasury 10-Year Notes	7,700	3/16	973,283,709	969,478,125	3,805,584
					4,593,778
Net unrealized appreciation on open futures contracts					$587,643

90	Western Asset Core Plus Bond Fund 2015 Annual Report

During the year ended December 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2014	19,238	$11,386,852
Options written	935,948,316	174,458,399
Options closed	(235,888,412)	(72,250,456)
Options exercised	(10,413)	(5,843,799)
Options expired	(622,038,085)	(90,063,745)
Written options, outstanding as of December 31, 2015	78,030,644	$17,687,251

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	40,174,281	USD	44,730,246	Bank of America N.A.	1/19/16	$(1,055,440)
USD	76,260,403	CNY	490,240,000	Bank of America N.A.	1/19/16	831,394
USD	50,960,901	EUR	44,690,000	Bank of America N.A.	1/19/16	2,376,906
EUR	136,318,182	USD	146,484,792	Barclays Bank PLC	1/19/16	1,711,267
MXN	1,106,621,138	USD	66,884,320	Barclays Bank PLC	1/19/16	(2,740,117)
USD	18,110,007	BRL	69,719,000	Barclays Bank PLC	1/19/16	573,485
USD	205,574,361	EUR	179,360,000	Barclays Bank PLC	1/19/16	10,586,100
USD	66,258,566	EUR	60,315,115	Barclays Bank PLC	1/19/16	687,986
USD	66,082,715	MXN	1,106,621,138	Barclays Bank PLC	1/19/16	1,938,511
EUR	82,000,000	USD	92,889,600	Citibank N.A.	1/19/16	(3,744,655)
EUR	25,040,738	USD	27,629,023	Citibank N.A.	1/19/16	(406,399)
EUR	20,020,112	USD	22,159,421	Citibank N.A.	1/19/16	(394,887)
EUR	25,964,812	USD	28,748,240	Citibank N.A.	1/19/16	(521,023)
MXN	1,357,935,271	USD	82,376,641	Citibank N.A.	1/19/16	(3,665,262)
USD	61,767,609	BRL	237,635,000	Citibank N.A.	1/19/16	1,994,930
USD	74,837,636	CNY	480,400,000	Citibank N.A.	1/19/16	922,624
USD	148,164,923	CNY	948,700,000	Citibank N.A.	1/19/16	2,196,620
USD	206,947,905	EUR	180,780,000	Citibank N.A.	1/19/16	10,415,915
USD	81,376,837	MXN	1,357,935,271	Citibank N.A.	1/19/16	2,665,457
USD	23,700,011	MXN	397,136,338	Citibank N.A.	1/19/16	680,394
USD	91,398,600	GBP	60,000,000	Bank of America N.A.	2/16/16	2,938,373
USD	39,984,703	EUR	36,696,007	Citibank N.A.	2/16/16	63,935
USD	37,662,254	EUR	34,396,638	Credit Suisse First Boston Inc.	2/16/16	242,919
USD	36,924,593	EUR	33,750,000	Goldman Sachs Group Inc.	2/16/16	208,719
USD	14,435,902	EUR	13,245,526	UBS AG	2/16/16	26,389
Total						$28,534,141

Western Asset Core Plus Bond Fund 2015 Annual Report	91

Notes to financial statements (cont’d)

Abbreviations used in this table:
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
USD	— United States Dollar

At December 31, 2015, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	$(289,023)
Credit Suisse	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(252,059)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(464,120)
Total	$21,420,000				—	$(1,005,202)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$565,600,000	8/31/22	1.897% semi-annually	3-Month LIBOR	—	$1,371,133
Chicago Mercantile Exchange	1,187,672,000	11/30/22	1.900% semi-annually	3-Month LIBOR	$2,585,448	6,368,447
Chicago Mercantile Exchange	124,700,000	10/7/23	4.860% semi-annually	3-Month LIBOR	(5,829,595)	(19,864,880)
Chicago Mercantile Exchange	172,392,000	2/15/41	2.720% semi-annually	3-Month LIBOR	(289,716)	(2,750,238)
Total	$2,050,364,000				$(3,533,863)	$(14,875,538)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (AES Corp., 8.000%, due 10/15/17)	$13,500,000	3/20/21	4.17%	5.000% quarterly	$509,108	$1,467,187	$(958,079)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	9,680,000	6/20/21	0.97%	1.000% quarterly	14,478	91,738	(77,260)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	24,910,000	3/20/24	1.06%	1.000% quarterly	(105,248)	(451,102)	345,854
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	0.57%	3.650% quarterly	235,583	—	235,583
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	0.57%	3.650% quarterly	185,290	—	185,290

92	Western Asset Core Plus Bond Fund 2015 Annual Report

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	$11,440,000	9/20/21	1.01%	1.000% quarterly	$(8,134)	$107,305	$(115,439)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 5.000%, due 5/15/18)	6,400,000	9/20/17	0.57%	3.770% quarterly	351,977	—	351,977
Total	$73,880,000				$1,183,054	$1,215,128	$(32,074)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	$8,270,000	12/20/16	0.13%	1.040% quarterly	$(73,655)	—	$(73,655)
Credit Suisse (Southwest Airlines Co., 5.125%, due 3/1/17)	4,880,000	3/20/17	0.13%	0.690% quarterly	(33,470)	—	(33,470)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	8,270,000	3/20/17	1.20%	0.890% quarterly	28,371	—	28,371
Total	$21,420,000				$(78,754)	—	$(78,754)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	$1,324,478	6/25/36	4.420% monthly	$141,278	$28,520	$112,758
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	1,324,478	6/25/36	4.420% monthly	141,278	23,335	117,943
Total	$2,648,956			$282,556	$51,855	$230,701

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange (Markit CDX.NA.HY.24 Index)	$95,259,780	6/20/20	5.000% quarterly	$3,500,892	$4,146,604	$(645,712)
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	139,680,000	12/20/20	5.000% quarterly	1,569,549	1,285,293	284,256
Chicago Mercantile Exchange (Markit CDX.NA.IG.23 Index)	193,240,000	12/20/19	1.000% quarterly	1,242,440	2,287,320	(1,044,880)

Western Asset Core Plus Bond Fund 2015 Annual Report	93

Notes to financial statements (cont’d)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange (Markit CDX.NA.IG.24 Index)	$349,557,000	6/20/20	1.000% quarterly	$2,198,619	$2,994,210	$(795,591)
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	177,990,000	12/20/20	1.000% quarterly	966,747	896,154	70,593
Total	$955,726,780			$9,478,247	$11,609,581	$(2,131,334)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed /sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

At December 31, 2015, the Fund held collateral from J.P. Morgan Securities Inc., Barclays Capital Inc., Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $311,136, $425,398, $463,652 and $401,675. These amouunts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

94	Western Asset Core Plus Bond Fund 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$10,863,663	—	$88,517	$10,952,180
Futures contracts[3]	17,759,243	$905,786	—	18,665,029
OTC swap contracts[4]	—	—	1,607,363	1,607,363
Centrally cleared swap contracts[5]	7,739,580	—	354,849	8,094,429
Forward foreign currency contracts	—	41,061,924	—	41,061,924
Total	$36,362,486	$41,967,710	$2,050,729	$80,380,925

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$9,392,253	$3,449,979	—	$12,842,232
Futures contracts[3]	8,346,132	9,731,254	—	18,077,386
OTC swap contracts[4]	1,005,202	—	$220,507	1,225,709
Centrally cleared swap contracts[5]	22,615,118	—	2,486,183	25,101,301
Forward foreign currency contracts	—	12,527,783	—	12,527,783
Total	$41,358,705	$25,709,016	$2,706,690	$69,774,411

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Core Plus Bond Fund 2015 Annual Report	95

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(38,748,900)	$(5,753,872)	$(281,840)	$(44,784,612)
Written options	117,389,135	19,884,882	643,745	137,917,762
Futures contracts	57,846,388	55,384,713	—	113,231,101
Swap contracts	8,349,249	—	11,314,549	19,663,798
Forward foreign currency contracts[2]	—	3,746,487	—	3,746,487
Total	$144,835,872	$73,262,210	$11,676,454	$229,774,536

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$4,803,478	$1,739,841	$(446,295)	$6,097,024
Written options	2,944,154	609,895	—	3,554,049
Futures contracts	10,724,339	(17,279,977)	—	(6,555,638)
Swap contracts	8,280,588	—	(3,967,370)	4,313,218
Forward foreign currency contracts[2]	—	26,907,317	—	26,907,317
Total	$26,752,559	$11,977,076	$(4,413,665)	$34,315,970

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$5,013,834
Written options	16,247,959
Futures contracts (to buy)	6,014,334,645
Futures contracts (to sell)	8,028,969,967
Forward foreign currency contracts (to buy)	331,795,569
Forward foreign currency contracts (to sell)	844,870,287

Average Notional Balance
Interest rate swap contracts	$794,541,615
Credit default swap contracts (to buy protection)	35,289,582
Credit default swap contracts (to sell protection)	601,292,895

96	Western Asset Core Plus Bond Fund 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$10,952,180	—	$10,952,180
Futures contracts[5]	8,203,305	—	8,203,305
OTC swap contracts	1,607,363	$(1,290,725)	316,638
Forward foreign currency contracts	41,061,924	—	41,061,924
Total	$61,824,772	$(1,290,725)	$60,534,047

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$12,842,232	—	$12,842,232
Centrally cleared swap contracts[5]	5,626,034	$(5,626,034)	—
OTC swap contracts	1,225,709	(1,225,709)	—
Forward foreign currency contracts	12,527,783	—	12,527,783
Total	$32,221,758	$(6,851,743)	$25,370,015

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,024,541	$915,435
Class C	902,872	88,780
Class C1	212,174	22,714
Class FI	4,308,849	2,826,026
Class R	157,903	60,283

Western Asset Core Plus Bond Fund 2015 Annual Report	97

Notes to financial statements (cont’d)

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$8,338,312
Class IS	—	21,282
Total	$6,606,339	$12,272,832

For the year ended December 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class C1	—
Class FI	—
Class R	—
Class I	$5,842,508
Class IS	—
Total	$5,842,508

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	$10,855,042	$29,258,810
Class C	1,857,346	462,905
Class C1	714,539	870,830
Class FI	46,721,864	84,797,849
Class R	784,414	145,563
Class I	279,855,789	141,852,418
Class IS	110,050,490	94,452,755
Total	$450,839,484	$351,841,130

7. Capital shares

At December 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	26,921,404	$313,026,206	177,882,751	$2,066,220,403
Shares issued on reinvestment	768,269	8,910,806	461,625	5,333,645
Shares repurchased	(8,442,667)	(97,836,591)	(168,068,833)	(1,955,331,054)
Net increase	19,247,006	$224,100,421	10,275,543	$116,222,994

98	Western Asset Core Plus Bond Fund 2015 Annual Report

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares sold	6,875,168	$80,080,006	3,814,716	$44,294,847
Shares issued on reinvestment	109,074	1,266,219	29,912	346,732
Shares repurchased	(1,020,591)	(11,835,345)	(280,881)	(3,243,129)
Net increase	5,963,651	$69,510,880	3,563,747	$41,398,450

Class C1
Shares sold	134,888	$1,588,071	3,379	$38,988
Shares issued on reinvestment	58,113	675,212	70,444	812,955
Shares repurchased	(417,897)	(4,850,270)	(384,711)	(4,421,914)
Net decrease	(224,896)	$(2,586,987)	(310,888)	$(3,569,971)

Class FI
Shares sold	31,738,793	$370,528,077	86,555,941	$998,295,967
Shares issued on reinvestment	4,003,306	46,587,666	7,346,107	84,714,076
Shares repurchased	(60,079,401)	(697,501,030)	(212,768,193)	(2,470,428,028)
Net decrease	(24,337,302)	$(280,385,287)	(118,866,145)	$(1,387,417,985)

Class R
Shares sold	4,352,141	$50,462,558	902,563	$10,341,714
Shares issued on reinvestment	61,033	706,051	10,630	122,726
Shares repurchased	(685,569)	(7,921,686)	(115,445)	(1,322,375)
Net increase	3,727,605	$43,246,923	797,748	$9,142,065

Class I
Shares sold	339,913,333	$3,963,900,453	388,147,443	$4,506,803,263
Shares issued on reinvestment	20,280,011	235,608,331	10,707,929	123,703,807
Shares repurchased	(160,308,803)	(1,861,795,618)	(114,998,972)	(1,324,422,068)
Net increase	199,884,541	$2,337,713,166	283,856,400	$3,306,085,002

Class IS
Shares sold	79,741,745	$929,602,409	129,375,764	$1,498,861,968
Shares issued on reinvestment	7,894,041	91,704,314	7,074,299	81,733,614
Shares repurchased	(68,570,740)	(793,990,204)	(79,288,974)	(919,256,506)
Net increase	19,065,046	$227,316,519	57,161,089	$661,339,076

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at

Western Asset Core Plus Bond Fund 2015 Annual Report	99

Notes to financial statements (cont’d)

current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended December 31, 2015, the Fund incurred a commitment fee in the amount of $18,736. The Fund did not utilize the Redemption Facility during the period ended December 31, 2015.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$450,839,484	$351,841,130

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$105,676,760
Capital loss carryforward*	(70,427,717)
Other book/tax temporary differences(a)	(68,144,441)
Unrealized appreciation (depreciation)(b)	(323,313,649)
Total accumulated earnings (losses) — net	$(356,209,047)

*	During the taxable year ended December 31, 2015, the Fund utilized $ 200,582,464 of its capital loss carryforward available from prior years. As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(70,427,717)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

100	Western Asset Core Plus Bond Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2016

Western Asset Core Plus Bond Fund 2015 Annual Report	101

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers”, and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

102	Western Asset Core Plus Bond Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2015. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the

Western Asset Core Plus Bond Fund	103

Board approval of management and subadvisory agreements (unaudited) (cont’d)

affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Subadvisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

104	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Core Plus Bond Fund	105

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); formerly, Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

106	Western Asset Core Plus Bond Fund

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Core Plus Bond Fund	107

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

108	Western Asset Core Plus Bond Fund

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

Western Asset Core Plus Bond Fund	109

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	Daily	Daily	Daily
Payable date:	1/31/2015	2/28/2015	March 2015 - December 2015
Ordinary income:
Qualified dividend income for individuals	1.81%	1.82%	2.00%
Dividends qualifying for the dividends
received deduction for corporations	1.41%	1.42%	1.61%
Interest from Federal Obligations	9.76%	9.76%	9.76%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily	Daily
Payable date:	1/31/2015	2/28/2015	March 2015 - December 2015
Qualified net investment income	75.50%	75.50%	75.00%

Please retain this information for your records.

110	Western Asset Core Plus Bond Fund

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/16 SR16-2716

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $131,388 in December 31, 2014 and in $199,044 December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,800 in December 31, 2014 and $20,000 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $14,696 in December 31, 2014 and $1,674 in December 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $257,238 in December 31, 2014 and $337,766 in December 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2016